UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 23, 2008

TIME AND DATE:	1:00 p.m. local time on Monday, June 23, 2008.

PLACE:	Executive Offices of the Company 15601 Dallas Parkway, Suite 600 Addison, Texas 75001

ITEMS OF BUSINESS:	(1) To elect five individuals to serve on the Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

(2) To consider and vote upon our Second Articles of Amendment and Restatement.

(3) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You may vote if you were a stockholder of record as of the close of business on March 28, 2008.

ANNUAL REPORT:	Our 2007 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING:

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed envelope provided, or by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

By Order of the Board of Directors,

/s/ Terri Warren Reynolds
Terri Warren Reynolds
Secretary

April 25, 2008
Addison, Texas

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

PROXY STATEMENT

2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 23, 2008

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Behringer Harvard Opportunity REIT I, Inc. (“Behringer Harvard Opportunity REIT I,” the “Company,” “we,” “our,” or “us”), a Maryland corporation, of proxies for use at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 23, 2008, at 1:00 p.m. local time at the executive offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 and at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of 2008 Annual Meeting.

This Proxy Statement, form of proxy and voting instructions are first being mailed or given to stockholders on or about April 25, 2008.

Annual Report

Our Annual Report for the year ended December 31, 2007, including a copy of our Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission (the “SEC”), is being mailed together with this Proxy Statement to each of our stockholders of record at the close of business on March 28, 2008.  Alternatively, our Annual Report on Form 10-K may be accessed online through our website at www.behringerharvard.com or through the SEC’s website at www.sec.gov.  In addition, you may request a copy of our Annual Report by writing or telephoning us at the following address:  15601 Dallas Parkway, Suite 600, Addison, Texas 75001, telephone (866) 655-3600.

Stockholders Entitled to Vote

Holders of our common stock at the close of business on March 28, 2008 (the “Record Date”) are entitled to receive this notice and to vote their shares at the Annual Meeting.  As of the Record Date, there were 54,380,498 shares of our common stock outstanding.  Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS TO BE VOTED UPON

General

What proposals am I being asked to vote on?

Stockholders are being asked to vote on the following proposals:

1.              To elect five individuals to serve on the Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

2.              To consider and vote upon our Second Articles of Amendment and Restatement.

Has the Board of Directors approved each proposal?

Yes.  The Board of Directors has unanimously approved both proposals and recommends that you vote to approve them.

Election of Board of Directors

What role does the Board play?

The purpose of the Board is to ensure that the stockholders’ best interests are protected in important policy matters.  The directors are fiduciaries of the stockholders and are charged with overseeing the Company’s operation and approving policy changes.  Among other things, the directors oversee the Company’s investment decisions and management compensation.

What is the relationship between the Board and Behringer Harvard Holdings, LLC?

The Board consists of five individuals.  There are three non-employee “independent” directors and two directors who are also executive officers of the Company and Behringer Harvard Opportunity Advisors I, LLC, our advisor.  The three non-employee directors have no affiliation with Behringer Harvard Opportunity Advisors I, LLC or Behringer Harvard Holdings, LLC, an affiliate of our advisor.

Are Board members paid?

Each non-employee director receives a fee for his or her service on the Board.  You can find a description of non-employee director compensation in this Proxy Statement.  We do not pay directors who are executive officers of the Company, Behringer Harvard Opportunity Advisors I, LLC or its affiliates any compensation for services rendered as a director.

Second Articles of Amendment and Restatement

Why is the Company proposing to amend and restate its charter?

In order to register the initial public offering of the Company’s shares of common stock in all U.S. jurisdictions, the Company was required to adopt a charter containing the provisions required by the NASAA Statement of Policy Regarding Real Estate Investment Trusts adopted on September 29, 1993 (the “NASAA REIT Guidelines”).  The Company’s initial public offering was terminated on December 28, 2007, and as a result, compliance with the NASAA REIT Guidelines is no longer required.  The Company is thus proposing to amend its charter to remove some of the provisions required by the NASAA REIT Guidelines in order to more closely conform the Company’s charter to those of exchange-listed public companies organized in Maryland.

What changes to the Company’s charter are included in the Second Articles of Amendment and Restatement and how do they affect the Company and the stockholders?

Amendment to Section 5.9 of the charter

Under the proposed amendments to the charter, the provisions of Section 5.9 would be deleted in their entirety (Section 5.9 would be “reserved” for later use).  Section 5.9 pertains to the suitability standards applied to stockholders, the responsibility for determining whether a purchase of the Company’s shares is a suitable and appropriate investment for each stockholder, and the minimum investment and holding amounts for stockholders.  These provisions were required by the NASAA REIT Guidelines.  Removal of these provisions generally would provide stockholders with greater ability to transfer their shares through estate planning or otherwise, since stockholders and recipients of shares from stockholders no longer would be subject to the financial suitability standards imposed by the NASAA REIT Guidelines.  In addition, the removal of the provisions of Section 5.9 would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount.  Furthermore, removal of the provisions of Section 5.9 eliminates the requirement that the Company’s sponsor or anyone selling shares on behalf of the Company or its sponsor make a determination that the purchase of the Company’s shares is a suitable and appropriate investment for the prospective stockholder.  Rather, prospective stockholders would be able to determine for themselves whether an investment in the Company is a suitable and appropriate investment, just as they would do for any exchange-listed public company.

Amendment to Section 7.2(xvi) of the charter

The proposed amendments to the charter would remove the clause in Section 7.2(xvi) which limits the Company’s ability to insure the Company’s directors, advisors and affiliates (as such terms are defined in the charter) against claims and liabilities arising by reason of such person’s status, office or position with the Company specifically in regard to liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws.  The proposed amendments to the charter also would remove the provision in this section that states that the insurance policies must comply with the NASAA REIT Guidelines (such insurance policies still would be required to comply with Maryland law, as is the case with any public company incorporated in Maryland).  The revisions to Section 7.2(xvi) would permit the Company to purchase insurance that protects the Company and its directors, officers, advisors and affiliates to the maximum extent provided under Maryland law, which may aid the Company in its ability to attract and maintain the best possible candidates for its director and officer positions.

Amendment to Section 11.2 of the charter

Maryland law, under which the Company is ultimately governed, provides that stockholders may not amend a company’s charter or dissolve a company unless the amendment or dissolution is first declared advisable by the company’s board of directors.  However, the NASAA REIT Guidelines provide that stockholders shall have the ability to amend a charter or dissolve a company without concurrence of the Board of Directors.  Sections 11.2(b) and (e) of the Company’s charter currently provide that the stockholders have the power to amend the Company’s charter or dissolve the Company without concurrence of the Board, subject to the mandatory provisions of any applicable laws or regulations.  Since Maryland law would ultimately govern any attempt by the Company’s stockholders to amend the Company’s charter or dissolve the Company, the stockholders, in fact, do not currently possess the right to amend the Company’s charter or dissolve the Company unless the amendment or dissolution is first declared advisable by the Board of Directors.  In order to remove any confusion on this issue, the Board of Directors believes it to be in the best interest of the Company to delete the phrase “without the necessity for concurrence by the Board” from Sections 11.2(b) and (e) of the charter, although the revision does not have any practical effect.

Amendments to Sections 11.4 and 11.5 of the charter

The proposed revisions to the charter would remove the provisions in Sections 11.4 and 11.5 required by the NASAA REIT Guidelines with respect to the stockholders’ access to the books and records of the Company, the stockholders’ rights to a list of the Company’s stockholders, and the liability of the Company if the list of stockholders is not provided to a requesting stockholder in a timely fashion.  These provisions would be replaced by the current Maryland statutory provisions regarding the rights of stockholders to inspect and copy certain corporate documents, a list of securities issued by the Company, the Company’s books of account and stock ledger, and a list of stockholders.  Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than twelve months before the date of the request, but permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list.  While these revisions may, in some cases, reduce stockholders’ access to the books, records and stockholder list of the Company and may reduce the Company’s liability if it fails to provide a list of stockholders in a timely fashion, the Board of Directors believes that the provisions required by the NASAA REIT Guidelines are unduly burdensome to the Company, expose the Company and its stockholders to abusive mini-tender offers for shares of Company stock and hinder the Company’s ability to protect the privacy of its stockholders.

Amendments to Sections 12.2, 12.3 and 12.4 of the charter

The proposed revisions to the charter would remove the provisions required by the NASAA REIT Guidelines with respect to the limitation of director and officer liability, indemnification of directors, officers, advisors and affiliates (as those terms are defined in the charter) and the Company’s ability to advance expenses to a director, officer, advisor or affiliate of the Company who, pursuant to such position, is a party to a legal proceeding.  Those provisions would be replaced with the broadest exculpation and indemnification provisions allowed under Maryland law and with provisions that allow the Company to pay expenses for legal proceedings involving its directors, officers, advisors or affiliates to the fullest extent permitted by Maryland law.  Maryland law permits a corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty established by a final judgment and which is material to the cause of action.  In addition to requiring a corporation (unless its charter provides otherwise, which the Company’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity, Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:  (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  The Board of Directors believes that the provisions required by the NASAA REIT Guidelines may expose the Company and its directors and officers to risk and potential liability beyond those generally accepted by directors and officers of most public companies.  Thus, replacement of these provisions with the provisions permitted under Maryland law may aid the Company in its ability to attract and maintain the best possible candidates for its director and officer positions.

Amendments to Sections 13.1, 13.2 and 13.3 of the charter

In 2006, the Board of Directors and the stockholders of the Company approved amendments to Sections 13.1, 13.2 and 13.3 of the charter that were required by the Pennsylvania Securities Commission in order to register the Company’s initial public offering of its common stock in that state.  The amendments generally removed from our Board of Directors the power to approve without stockholder approval certain mergers of 90% or more owned subsidiaries of the Company with or into the Company, certain mergers in which the Company is the successor entity, certain transfers of all or substantially all of the Company’s assets to a wholly-owned subsidiary and certain reorganizations in which all or substantially all of the Company’s assets are transferred to a successor entity.  Maryland law permits these actions to be taken by the Board of Directors without stockholder approval.

As a result of the termination of the Company’s initial public offering of its common stock on December 28, 2007, the Board of Directors deems it to be in the best interest of the Company and its stockholders to reverse the amendments to the charter that were required by the Pennsylvania Securities Commission and approved by the stockholders in 2006.  Thus, the proposed revisions to the charter would grant the Board of Directors the power, without stockholder approval, to:  (1) merge a 90% or more owned subsidiary of the Company with or into the Company, provided that (a) the charter of the successor is not amended in the merger other than to change the name of the entity, the name or other designation or the par value of any class or series of its stock, or the aggregate par value of its stock, and (b) the contract rights of any stock of the successor issued in the merger in exchange for stock of the other corporation participating in the merger are identical to the contract rights of the stock for which the stock of the successor was exchanged; (2) approve a merger of the Company (a) which does not reclassify or change the terms of any class or series of stock outstanding immediately before the merger becomes effective or otherwise amend the charter and (b) in which the number of shares of stock of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of such class or series outstanding immediately before the merger becomes effective; (3) transfer all or substantially all of the assets of the Company to one or more persons if all of the equity interests of such person or persons are owned, directly or indirectly, by the Company; and (4) effect certain reorganizations where all or substantially all of the Company’s assets are transferred to a successor entity.  These amendments to the charter would allow the Company to effect the aforementioned transactions in accordance with Maryland law without the time and expense associated with obtaining stockholder approval.

If the proposal to approve the Second Articles of Amendment and Restatement is approved, what will happen?

If this proposal is approved, we will file the Second Articles of Amendment and Restatement to the charter, in substantially the form attached as Appendix A (with markings to reflect revisions removed), with the State Department of Assessments and Taxation of Maryland, and the Second Articles of Amendment and Restatement will be effective upon acceptance for record by the State Department of Assessments and Taxation of Maryland.

If the proposal to amend our charter is not approved, what will happen?

If this proposal is not approved, our charter will not be amended or restated, and we will continue to be governed by our charter as currently in effect.

HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD

Your vote is important.  You can save us the expense of a second mailing by voting promptly.

Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.  Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person.  If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting.  If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted FOR the election of each of the five nominees named herein and FOR the approval of the Second Articles of Amendment and Restatement.  With respect to any other business that may properly come before the stockholders for a vote at the Annual Meeting, your shares will be voted in the discretion of the holders of the proxy.

Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting.  If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well.  The presence, in person or by proxy, of the holders of 50% of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.  A stockholder may withhold his or her vote in the election of directors or abstain with respect to each other item submitted for stockholder approval.  Withheld votes and abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum, but will not be counted as votes cast.

A majority of the votes represented in person or by proxy at the Annual Meeting is required for the election of each director, provided a quorum is present.  Withheld votes and abstentions will have the effect of a vote against each nominee for director.

Approval of the Second Articles of Amendment and Restatement requires the affirmative vote of a majority of all votes entitled to be cast at the Annual Meeting.  Withheld votes and abstentions will have the effect of a vote against the approval of the Second Articles of Amendment and Restatement.

Proxy Authorization by Telephone or Internet

Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards.  Stockholders of record with Internet access also may authorize proxies by following the “Vote by Internet” instructions on their proxy cards.  The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded.

Please refer to the enclosed proxy card for instructions.  If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Voting on Other Matters

Our Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals discussed in this Proxy Statement and specified in the Notice of the Annual Meeting.  If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you.  As of the date of this Proxy Statement, we are not aware of any other matters to be raised at the Annual Meeting.

Revocation of Proxies

You can revoke your proxy at any time before it is voted by:

•                  providing written notice of such revocation to the Secretary of Behringer Harvard Opportunity REIT I;

•                  properly signing and submitting a new proxy card with a later date;

•                  authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy is counted); or

•                  attending and voting your shares in person at the Annual Meeting.  Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

Proxy Solicitation

The costs of proxy solicitation will be borne by us.  We have hired DST Output, an affiliate of our transfer agent (“DST”), to assist us in the distribution of proxy materials and solicitation of votes described above.  We will pay DST a fee of $5,000 plus customary costs and expenses for these services.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.  Our officers and regular employees of our advisor or its affiliates may also solicit proxies, but they will not be specifically compensated for these services.

Interest of Certain Persons in Matters to Be Acted On

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of five members, three of whom (Barbara C. Bufkin, Steven J. Kaplan and Terry L. Gage) have been determined by the Board of Directors to be “independent” under the guidelines promulgated by the North American Securities Administrators Association, Inc., or NASAA, the applicable SEC rules and our charter.  The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2009 Annual Meeting of Stockholders:  Robert M. Behringer, Robert S. Aisner, Barbara C. Bufkin, Terry L. Gage and Steven J. Kaplan.  Each nominee currently serves as a director and, if reelected as a director, will continue in office until his or her successor has been elected and qualifies, or until his or her earlier death, removal, resignation or retirement.  The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.

We expect each nominee for election as a director to be able to serve if elected.  If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

The principal occupation and certain other information about the nominees as of March 28, 2008 are set forth below.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” ALL NOMINEES TO BE ELECTED AS DIRECTORS

Robert M. Behringer, 60, has served as our Chief Executive Officer, Chief Investment Officer and Chairman of the Board since our inception in November 2004.  Mr. Behringer also serves as the Chief Executive Officer of Behringer Harvard Opportunity Advisors I, LLC (“Behringer Harvard Opportunity Advisors”), our advisor.  He also is the founder, sole manager and Chief Executive Officer of Behringer Harvard Holdings, LLC (“Behringer Harvard Holdings”), the parent of our advisor.  Mr. Behringer also serves as the Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Behringer Harvard REIT I, Inc. (“Behringer Harvard REIT I”) and Behringer Harvard Opportunity REIT II, Inc. (“Behringer Harvard Opportunity REIT II”), each a publicly registered real estate investment trust.  Since 2002, Mr. Behringer has been a general partner of Behringer Harvard Short-Term Opportunity Fund I LP and Behringer Harvard Mid-Term Value Enhancement Fund I LP, each a publicly registered real estate limited partnership.  Mr. Behringer also controls the general partners of Behringer Harvard Strategic Opportunity Fund I LP and Behringer Harvard Strategic Opportunity Fund II LP, each a private real estate limited partnership.  Since 2001, Mr. Behringer also has been the Chief Executive Officer of the other Behringer Harvard companies.

From 1995 until 2001, Mr. Behringer was Chief Executive Officer of Harvard Property Trust, Inc., a privately held REIT formed by Mr. Behringer that has been liquidated and that had a net asset value of approximately $200 million before its liquidation.  Before forming Harvard Property Trust, Inc., Mr. Behringer invested in commercial real estate as Behringer Partners, a sole proprietorship formed in 1989 that invested in single asset limited partnerships.  From 1985 until 1993, Mr. Behringer was Vice President and Investment Officer of Equitable Real Estate Investment Management, Inc. (now known as Lend Lease Real Estate Investments, Inc.), one of the largest pension fund advisors and owners of real estate in the United States.  While at Equitable, Mr. Behringer was responsible for its General Account Real Estate Assets located in the south central United States.  The portfolio included institutional quality office, industrial, retail, apartment and hotel properties exceeding 17 million square feet with a value of approximately $2.8 billion.  Although Mr. Behringer was a significant participant in acquisitions, management, leasing, redevelopment and dispositions, his primary responsibility was to increase net operating income and the overall value of the portfolio.

Mr. Behringer has over 25 years of experience in real estate investment, management and finance activities, including approximately 140 different properties with over 24 million square feet of office, retail, industrial, apartment, hotel and recreational properties.  Since the founding of the Behringer Harvard organization, Mr. Behringer’s experience includes an additional 127 properties, with over 29 million square feet of office, retail, industrial, apartment, hotel and recreational properties.  In addition to being our Chief Executive Officer, Chief Investment Officer and Chairman of the Board, he is currently the general partner or a co-general partner in several real estate limited partnerships formed for the purpose of acquiring, developing and operating office buildings and other commercial properties.  Mr. Behringer is a Certified Property Manager, Real Property Administrator, Certified Hotel Administrator and Texas Real Estate Broker, holds FINRA Series 7, 24 and 63 registrations and is a member of the Institute of Real Estate Management, the Building Owners and Managers Association, the Urban Land Institute and the Real Estate Council.  Mr. Behringer also was a licensed certified public accountant for over 20 years.  Mr. Behringer received a Bachelor of Science degree from the University of Minnesota.

Robert S. Aisner, 61, has served as our President since our inception in November 2004 and also serves as our Chief Operating Officer and one of our directors.  He is also President, Chief Operating Officer and a director of Behringer Harvard REIT I and Behringer Harvard Opportunity REIT II, each a publicly registered real estate investment trust.  Mr. Aisner also serves as President of the other Behringer Harvard companies, including our advisor.

Mr. Aisner has over 30 years of commercial real estate experience.  From 1996 until joining Behringer Harvard REIT I in 2003, Mr. Aisner served as (1) Executive Vice President of AMLI Residential Properties Trust, formerly a New York Stock Exchange listed REIT that focused on the development, acquisition and management of upscale apartment communities and served as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate investment activities, (2) President of AMLI Management Company, which oversees all of AMLI’s apartment operations in 80 communities, (3) President of the AMLI Corporate Homes division that manages AMLI’s corporate housing properties, (4) Vice President of AMLI Residential Construction, a division of AMLI that performs real estate construction services, and (5) Vice President of AMLI Institutional Advisors, the AMLI division that serves as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate activities.  Mr. Aisner also served on AMLI’s Executive Committee and Investment Committee from 1999 until 2003.  From 1994 until 1996, Mr. Aisner owned and operated Regents Management, Inc., which had both a multifamily development and construction group, and a general commercial property management company.  From 1984 to 1994, he was employed by HRW Resources, Inc., a real estate development and management company, where he served as Vice President.

Mr. Aisner served as an independent director of Behringer Harvard REIT I from June 2002 until February 2003 and as a management director from June 2003 until the present.  Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire.

Barbara C. Bufkin, age 52, has served as one of our directors since March 2005.  Ms. Bufkin is a 28-year veteran of the insurance industry and has been Senior Vice President, Corporate Business Development of Argo Group International Holdings, Ltd. since August 2007.  Prior to that, from August 2004, Ms. Bufkin was Senior Vice President, Corporate Business Development of Argonaut Group, Inc.  From September 2002 until August 2004, Ms. Bufkin was Vice President of Corporate Business Development of Argonaut.  From 2001 until Ms. Bufkin became an employee of Argonaut in September 2002, she provided insurance and business development consulting services to Argonaut.  From 2000 to September 2002, Ms. Bufkin also provided insurance and business development consulting services to other insurance companies and financial institutions, including consulting services to Swiss Re New Markets, General Re and AIG in connection with the $3 billion workers compensation privatization of the Florida Special Disability Trust Fund.  Prior to that, Ms. Bufkin served as Director of Swiss Re New Markets and Chairman, President and Chief Executive Officer of Swiss Re subsidiaries Facility Insurance Corporation (FIC) and Facility Insurance Holding Corporation (FIHC).  Her background also includes nearly 15 years of industry experience in executive positions with Sedgwick Payne Company, E.W. Blanch Company and other insurance industry firms.  Ms. Bufkin graduated cum laude from the State University of

New York at Buffalo, with a B.A. in Philosophy.  She is an alumna of Leadership Texas, Stanford Executive Education, and Wharton Executive Education.  She was a Director of the Southwestern Insurance Information Service for eight years.  In 2000, she was nominated to the Texas Women’s Hall of Fame and was selected to the 2004 Class of Leadership America.

Terry L. Gage, age 50, has served as one of our directors since September 2007.  Mr. Gage has more than 20 years of senior management experience in corporate financial management, accounting and administration within the software, engineering, government contracting and professional services industries.  Since September 2007, Mr. Gage has been the Chief Administrative Officer of Wilson & Associates, LLC, an interior architectural design firm.  From 2003 to September 2007, Mr. Gage was a business and financial consultant.  From 1995 to 2003, Mr. Gage served as Executive Vice President and Chief Financial Officer, as well as Treasurer and Assistant Secretary, of Carreker Corporation, formerly a publicly traded consulting and software solutions company for the banking industry.  Prior to joining Carreker, Mr. Gage was Vice President, Chief Financial Officer, Secretary and Treasurer for FAAC Inc., a software engineering and consulting services company, from 1986 to 1995.  He holds a Bachelor of Business Administration degree from Eastern Michigan University and was a Certified Public Accountant from 1982 to 1989.

Steven J. Kaplan, age 57, has served as one of our directors since February 2006.  Mr. Kaplan also served as a director of Behringer Harvard REIT I from May 2003 until April 2004.  He has over 30 years of experience in the commercial real estate industry.  From 1979 through 1993, Mr. Kaplan was a principal of and general counsel for Edgewood Investment Corporation, a regional real estate firm that acquired, operated and disposed of over 15 apartment communities, 12 shopping centers, 14 office buildings and six hotels.  From 1994 through August 1999, Mr. Kaplan served as the President and Chief Executive Officer of Landauer Associates, Inc., a national valuation and consulting firm.  In this capacity, Mr. Kaplan expanded the services of Landauer to include a national capital markets group as well as an international hospitality division.  Landauer was sold to Grubb & Ellis in August 1999, and Mr. Kaplan served as chief operating officer of this international brokerage and property management firm.  Since leaving Grubb & Ellis in March 2000, Mr. Kaplan has served as an advisor to leading real estate service providers.  Mr. Kaplan is an attorney and is admitted to practice law in Texas, Iowa and Illinois.

Independence

As required by our charter, a majority of the members of our Board of Directors must qualify as “independent” as affirmatively determined by the Board.  The Board consults with our legal counsel to ensure that the Board’s determinations are consistent with the applicable NASAA guidelines, applicable securities and other laws and regulations and our charter regarding the definition of “independent.”  Our policies regarding the definition of “independent” applicable to members of the Board were attached to the definitive proxy statement for our 2007 Annual Meeting of Stockholders, as filed with the SEC on April 25, 2007.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and Behringer Harvard Opportunity REIT I, our senior management and our independent registered public accounting firm, the Board has determined that the majority of our Board is comprised of independent directors.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2007, the Board of Directors met ten times and took action by unanimous written consent three times.  Each of our directors attended at least 75% of the total number of meetings of the Board during 2007.  In addition, each director attended all of the meetings of the committees on which he or she served during 2007.  We encourage our directors to attend our annual meetings of stockholders, and each of our directors attended our annual meeting of stockholders on June 21, 2007.  Our entire Board considers all major decisions concerning our business, including any property acquisitions.  However, our Board has established committees so that certain functions can be addressed in more depth than may be possible at a full Board meeting.  The Board of Directors has established three permanent committees, each composed solely of independent directors:  the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee.  The Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, is comprised of independent directors Terry L. Gage, the chairperson, Barbara C. Bufkin and Steven J. Kaplan.  Our Board of Directors has determined that Mr. Gage is an “audit committee financial expert,” as defined by the rules of the SEC.  The Audit Committee’s primary functions are to evaluate and approve the services and fees of our independent registered public accounting firm, to periodically review the independent registered public accounting firm’s independence, and to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process.  The Audit Committee has adopted a written charter approved by the Board of Directors, a copy of which can be found on our website at www.behringerharvard.com.  Each of the members of the Audit Committee is “independent” under the applicable NASAA guidelines, applicable SEC rules and our charter.  During the fiscal year ended December 31, 2007, the Audit Committee met five times.

Compensation Committee.  Our Board of Directors has also established a Compensation Committee to assist the Board of Directors in discharging its responsibility in all matters of compensation practices, including compensation for our directors.  The Compensation Committee consists of independent directors Steven J. Kaplan, the chairperson, Barbara C. Bufkin and Terry L. Gage.  The primary duties of the Compensation Committee include reviewing all forms of compensation for our directors and for our executive officers if we determine to compensate them, approving all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares, and advising the Board on changes in compensation.  If we determine to hire employees, our Compensation Committee would also be charged with overseeing our compensation practices with respect to those employees.  Currently, we do not compensate our executive officers, and only our directors who are not employed by us or our affiliates, or by Behringer Harvard Opportunity Advisors or its affiliates, receive compensation for their services to us.  The Compensation Committee also administers our Amended and Restated 2004 Incentive Award Plan (the “Incentive Award Plan”).  The Compensation Committee has adopted a written charter approved by the Board of Directors, which can be found on our website at www.behringerharvard.com.  Each of the members of the Compensation Committee is “independent” under the applicable NASAA guidelines, applicable SEC rules and our charter.  During the fiscal year ended December 31, 2007, the Compensation Committee met one time and took action by unanimous written consent one time.

Nominating Committee.  The Nominating Committee consists of independent directors Barbara C. Bufkin, the chairperson, Steven J. Kaplan and Terry L. Gage.  The Nominating Committee recommends nominees to serve on our Board of Directors.  The Nominating Committee has adopted a written charter approved by the Board of Directors, which can be found on our website at www.behringerharvard.com.  Each of the members of the Nominating Committee is “independent” under the applicable NASAA guidelines, applicable SEC rules and our charter.  The Nominating Committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in Section 2.13 of our Bylaws.  Generally, this requires that the stockholder send certain information about the nominee to our Corporate Secretary between 90 and 120 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year.  Because our directors take a critical role in guiding our strategic direction and oversee our management, Board candidates must demonstrate broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, and personal integrity and judgment.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our industry.  The Nominating Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time and will periodically review and recommend for approval by the Board any updates to the criteria as deemed necessary.  Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken into account favorably in considering individual candidates.  The Nominating Committee will evaluate the qualifications of each director candidate against these criteria in making its recommendation to the Board concerning nominations for election or reelection as a director.  The process for evaluating candidates recommended by our stockholders pursuant to Section 2.13 of our Bylaws will be no different than the process for evaluating other candidates considered by the Nominating Committee.  The Nominating Committee met one time during the fiscal year ended December 31, 2007; in addition, the nominees to be considered for membership to the Board of Directors at this Annual Meeting were nominated by the Nominating Committee in March 2008 and approved by the full Board.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our Board of Directors.  Such parties can contact the Board by mail at:  Chairperson of the Behringer Harvard Opportunity REIT I, Inc. Audit Committee, 5600 W. Lovers Lane, Suite 116, No. 140, Dallas, Texas 75209-4330.  The Chairperson of the Audit Committee will receive all communications made by this means and will relay all communications to the Board of Directors.

Code of Ethics

Our Board of Directors has adopted a Code of Business Conduct Policy that is applicable to all members of our Board of Directors, our executive officers and employees of our advisor and its affiliates.  We have posted the policy on our website, at www.behringerharvard.com.  If, in the future, we amend, modify or waive a provision in the Code of Business Conduct Policy, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Directors’ Compensation

Effective January 1, 2008, we pay each of our directors who is not an employee of the Company, Behringer Harvard Opportunity Advisors or their affiliates an annual retainer of $30,000.  In addition, we pay the chairperson of the Audit Committee an annual retainer of $10,000 and the chairpersons of our Nominating and Compensation Committees annual retainers of $5,000 each.  These retainers are payable quarterly in arrears.  In addition, we pay each non-employee director (a) $1,500 for each Board of Directors or committee meeting attended in person, (b) $750 for each Board of Directors or committee meeting attended by telephone, and (c) $750 for each written consent considered by the director.

Under our Incentive Award Plan, each non-employee director is automatically granted an option to purchase 5,000 shares of common stock on the date he or she first becomes a director and upon each person’s reelection as a director.  Before we begin having appraisals by an independent third party, file a registration statement for a firm commitment underwritten public offering of our shares or list our shares on a national securities exchange, the exercise price for such options will be $9.10 per share, which is an amount equal to the public primary offering price of our shares net of selling commissions and dealer manager fees, unless the Board of Directors determines otherwise.  Options granted to non-employee directors pursuant to the Incentive Award Plan become exercisable on the first anniversary of the date of grant.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors.  If a director is also an employee of us, or an employee of Behringer Harvard Opportunity Advisors or its affiliates, we do not pay compensation for services rendered as a director.

Director Compensation Table

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($ )		Option Awards ($)		Total ($ )
Robert M. Behringer	—		—		—
Robert S. Aisner	—		—		—
Barbara C. Bufkin	$23,500	(1)	$27,342	(2)	$50,842
Terry L. Gage (3)	$9,000	(4)	$3,309	(2)	$12,309
Steven J. Kaplan	$24,000	(1)	$24,810	(2)	$48,810
Robert J. Chapman (5)	$12,500		$5,385	(2)	$17,885

(1)          Includes payment of $5,750 in 2008 for services rendered in 2007.

(2)          The value of option awards represents the amount of compensation cost under Statement of Financial Accounting Standards 123R.

(3)          Our Board of Directors elected Mr. Gage to serve as a member of our Board of Directors in September 2007.

(4)          Includes payment of $6,250 in 2008 for services rendered in 2007.

(5)          Mr. Chapman resigned as a member of our Board of Directors in August 2007.

Incentive Award Plan

The Incentive Award Plan was approved by our Board of Directors on July 19, 2005 and by our stockholders on July 25, 2005.  The Incentive Award Plan is administered by our Board of Directors and provides for equity awards to our employees, directors and consultants and those of our affiliates.  A total of 11,000,000 shares have been authorized and reserved for issuance under our Incentive Award Plan.  An option to acquire 1,250 shares was awarded to Mr. Kaplan on February 17, 2006 when he was elected to our Board of Directors.  In addition, on that date, an option to acquire 5,000 shares of our common stock was awarded to each of Ms. Bufkin and Robert J. Chapman, members of our Board of Directors.  Options to acquire an additional 5,000 shares of our common stock were awarded to each of Ms. Bufkin, Mr. Chapman and Mr. Kaplan on both June 29, 2006 and June 21, 2007 in connection with their reelection to our Board of Directors; however, upon his resignation from the Board of Directors in August 2007, Mr. Chapman forfeited the option to purchase 5,000 shares of our common stock that was awarded to him on June 21, 2007.  An option to acquire 3,333 shares of our common stock was awarded to Mr. Gage on September 24, 2007 when he was elected to our Board of Directors.  The options granted pursuant to the Incentive Award Plan become fully exercisable on the first anniversary of the date of grant.  As of December 31, 2007, these are the only options to acquire shares of our common stock that have been awarded pursuant to the Incentive Award Plan.

Equity Compensation Plan Information

The following table gives information regarding our equity compensation plans as of December 31, 2007:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	39,583	(1)	$9.10	10,960,417	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	39,583	(1)	$9.10	10,960,417	(2)

(1)          Represents options that were granted pursuant to the Incentive Award Plan as of December 31, 2007.  Options for a total of 26,250 shares of our common stock were exercisable as of December 31, 2007.

(2)          All shares authorized for issuance pursuant to awards not yet granted under the Incentive Award Plan.

Executive Officers

In addition to Robert M. Behringer and Robert S. Aisner, as of March 28, 2008, the following individuals currently serve as our executive officers:

Gerald J. Reihsen, III, 49, has served as our Executive Vice President – Corporate Development & Legal since our inception in November 2004.  He also serves in such capacities with Behringer Harvard Opportunity Advisors and in these and similar executive capacities with the other Behringer Harvard companies, including serving as President of Behringer Securities LP (“Behringer Securities”).

For over 20 years, Mr. Reihsen’s business and legal background has centered on sophisticated financial and transactional matters, including commercial real estate transactions, real estate partnerships, and public and private securities offerings.  For the period from 1985 to 2000, Mr. Reihsen practiced as an outside corporate securities attorney.  After serving from 1986 to 1995 in the corporate department of Gibson, Dunn & Crutcher, a leading international commercial law firm, Mr. Reihsen established his own firm, Travis & Reihsen, where he served as a corporate/securities partner until 1998.  In 1998, Mr. Reihsen became the lead partner in the corporate/securities section of the law firm Novakov Davis, where he served until 2000.  In 2000, he practiced law as a principal of Block & Balestri, a corporate and securities law firm.  In 2000 and 2001, Mr. Reihsen was employed as the Vice President – Corporate Development and Legal of Xybridge Technologies, Inc., a telecommunications software company that Mr. Reihsen helped guide through venture funding, strategic alliances with international telecommunications leaders and its ultimate sale to Zhone Technologies, Inc.  Mr. Reihsen holds FINRA Series 7, 24, 27 and 63 registrations.  Mr. Reihsen received a Bachelor of Arts degree, magna cum laude, from the University of Mississippi and a Juris Doctorate degree, cum laude, from the University of Wisconsin.

Gary S. Bresky, 41, has served as our Chief Financial Officer since our inception in November 2004 and has served as our Executive Vice President since June 2007.  Mr. Bresky also is the Chief Financial Officer and Executive Vice President of Behringer Harvard Opportunity Advisors and other Behringer Harvard companies.

Mr. Bresky has been active in commercial real estate and related financial activities for over 15 years.  Prior to joining Behringer Harvard in 2002, Mr. Bresky served, from 1997 to 2001, as a Senior Vice President of Finance with Harvard Property Trust, Inc.  In this capacity, Mr. Bresky was responsible for directing all accounting and financial reporting functions and overseeing all treasury management and banking functions for the company.  Mr. Bresky also was integral in analyzing deal and capital structures as well as participating in all major decisions related to any acquisition or sale of assets.  From 1995 until 1996, Mr. Bresky worked in the Real Estate Group at Coopers & Lybrand LLP in Dallas, Texas, where he focused on finance and accounting for both public and private real estate investment trusts.  His experience included conducting annual audits, preparing quarterly and annual public securities reporting compliance filings and public real estate securities registration statements for his clients.  From 1989 to 1994, Mr. Bresky worked with Ten West Associates, LTD and Westwood Financial Corporation in Los Angeles, California as a real estate analyst and asset manager for two commercial real estate portfolios totaling in excess of $185 million.  From 1988 until 1989, Mr. Bresky worked as an analysts’ assistant for both Shearson-Lehman Bros., Inc. and Hambrecht and Quist Inc., assisting brokers in portfolio management.  Mr. Bresky holds FINRA Series 7, 24, 27 and 63 registrations.  Mr. Bresky received a Bachelor of Arts degree from the University of California – Berkeley and a Masters of Business Administration degree from the University of Texas at Austin.

M. Jason Mattox, 32, has served as our Executive Vice President since March 2006.  He also serves as an Executive Vice President of Behringer Harvard Opportunity Advisors and serves in a similar capacity with other Behringer Harvard Holdings companies.  Mr. Mattox served as our Senior Vice President from our inception in November 2004 through March 2006, when he became our Executive Vice President.

From 1997 until joining Behringer Harvard in 2002, Mr. Mattox served as a Vice President of Harvard Property Trust, Inc. and became a member of its Investment Committee in 1998.  From 1999 until 2001, Mr. Mattox served as Vice President of Sun Resorts International, Inc., a recreational property investment company, coordinating marina acquisitions throughout the southern United States and the U.S. Virgin Islands.  From 1999 until 2001, in addition to providing services related to investing, acquisition, disposition and operational activities, Mr. Mattox served as an asset manager with responsibility for over one million square feet of Harvard Property Trust, Inc.’s commercial office assets in Texas and Minnesota, overseeing property performance, management offices, personnel and outsourcing relationships.

Mr. Mattox is a continuing member of the Building Owners and Managers Association and the National Association of Industrial and Office Properties.  Mr. Mattox holds FINRA Series 7, 24 and 63 registrations.  Mr. Mattox received a Bachelor of Business Administration degree, with honors, and a Bachelor of Science degree, cum laude, from Southern Methodist University.

Jon L. Dooley, 56, has served as our Executive Vice President – Real Estate since March 2006.  Mr. Dooley holds the same position with the other Behringer Harvard sponsored programs.

Mr. Dooley has over 25 years of commercial real estate experience.  From June 2002 until May 2003, he served on the board of directors of Behringer Harvard REIT I.  In 2002, he served as a Senior Vice President with Trammell Crow Company, a New York Stock Exchange listed diversified commercial real estate company (since acquired by CB Richard Ellis Group, Inc.).  For the 13 years prior to joining Trammell Crow Company, Mr. Dooley held various senior management positions with Lend Lease Real Estate Investments, Inc. (Lend Lease), a commercial real estate investment company, and its predecessor, Equitable Real Estate Investment Management, Inc.  In 1997, Mr. Dooley became a principal with Lend Lease.  Prior to that, Mr. Dooley served as a Senior Vice President of Asset Management from 1991 to 1996 while at Equitable Real Estate Management, Inc.  Mr. Dooley received a Bachelor of Business Administration degree from Southern Methodist University.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee served as an officer or employee of the Company or any of our subsidiaries during the fiscal year ended December 31, 2007 or formerly served as an officer of the Company or any of our subsidiaries.  In addition, during the fiscal year ended December 31, 2007, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each director, officer, and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company.  These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation.  Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC.  Based solely on a review of the copies of such forms furnished to the Company during and with respect to the fiscal year ended December 31, 2007 or written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2007, except that Mr. Bresky did not timely report one purchase of shares of common stock, which was subsequently reported on a Form 4.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We do not directly compensate our named executive officers, including Mr. Behringer, our Chief Executive Officer, for services rendered to us.  Our executive officers also are officers of Behringer Harvard Opportunity Advisors, our advisor, and its affiliates, and are compensated by an affiliate of Behringer Harvard Holdings for their services to us as well as for their services to other Behringer Harvard entities.  A description of the fees that we pay to our advisor and other affiliates is found in the “Certain Transactions” section below.

If we determine to compensate our named executive officers in the future, the Compensation Committee will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement (“CD&A”) with management.  Based on the Compensation Committee’s review of the CD&A and the Compensation Committee’s discussions of the CD&A with management, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in this Proxy Statement prepared in connection with the Annual Meeting.

COMPENSATION COMMITTEE:

Steven J. Kaplan, Chairman
Barbara C. Bufkin
Terry L. Gage

The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of March 28, 2008 regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, each of our executive officers, and our directors and executive officers as a group.  The percentage of beneficial ownership is calculated based on 54,380,498 shares of common stock outstanding as of March 28, 2008.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Robert M. Behringer (2)	21,739	*
Robert S. Aisner (3)	—	—
Gerald J. Reihsen, III (4)	2,747	*
Gary S. Bresky (5)	2,747	*
M. Jason Mattox (6)	385	*
Jon L. Dooley	—	—
Barbara C. Bufkin (7)	10,000	*
Steven J. Kaplan (8)	6,250	*
Terry L. Gage	—	*
All directors and executive officers as a group (nine persons) (9)	43,868	*

*                 Represents less than 1%

(1)          Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following March 28, 2008.  Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)          Includes 21,739 shares of common stock owned by Behringer Harvard Holdings.  It does not include 1,000 shares of convertible stock owned by Behringer Harvard Holdings.  As of March 28, 2008, Mr. Behringer controlled the disposition of approximately 40% of the outstanding limited liability company interests and the voting of 85% of the outstanding limited liability company interests of Behringer Harvard Holdings.

(3)          Does not include 21,739 shares of common stock and 1,000 shares of convertible stock owned by Behringer Harvard Holdings.  Mr. Aisner controls the disposition of 4% of the limited liability company interests in Behringer Harvard Holdings.  Mr. Behringer has the right to vote Mr. Aisner’s interest in Behringer Harvard Holdings.

(4)          Does not include 21,739 shares of common stock and 1,000 shares of convertible stock owned by Behringer Harvard Holdings.  Mr. Reihsen controls the disposition of 4.5% of the limited liability company interests in Behringer Harvard Holdings.  Mr. Behringer has the right to vote Mr. Reihsen’s interest in Behringer Harvard Holdings.

(5)          Does not include 21,739 shares of common stock and 1,000 shares of convertible stock owned by Behringer Harvard Holdings.  Mr. Bresky controls the disposition of 3% of the limited liability company interests in Behringer Harvard Holdings.  Mr. Behringer has the right to vote Mr. Bresky’s interest in Behringer Harvard Holdings.

(6)          Does not include 21,739 shares of common stock and 1,000 shares of convertible stock owned by Behringer Harvard Holdings.  Mr. Mattox controls the disposition of 1.5% of the limited liability company interests in Behringer Harvard Holdings.  Mr. Behringer has the right to vote Mr. Mattox’s interest in Behringer Harvard Holdings.

(7)          Includes up to 10,000 shares issuable pursuant to vested stock options.

(8)          Includes up to 6,250 shares issuable pursuant to vested stock options.

(9)          Does not include 1,000 shares of convertible stock owned by Behringer Harvard Holdings.  The actual number of shares of common stock issuable upon conversion of the convertible stock is indeterminable at this time.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and held discussions with management and Deloitte & Touche LLP, our independent registered public accounting firm, regarding the fair and complete presentation of the Company’s results.  The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance).

In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management, including its advisor and its affiliates, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).  The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.  In addition, the Audit Committee has selected and the board of directors has ratified the selection of the Company’s independent registered public accounting firm.  The following independent directors, who constitute the Audit Committee, provide the foregoing report.

AUDIT COMMITTEE:
Terry L. Gage, Chairman
Barbara C. Bufkin
Steven J. Kaplan

The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP has served as our independent registered public accounting firm since September 2, 2005.  Our management believes that they are knowledgeable about our operations and accounting practices and are well qualified to act as our independent registered public accounting firm.  Deloitte & Touche LLP has been selected to act as our independent registered public accounting firm to examine our consolidated financial statements for our 2008 fiscal year.

One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional services rendered by our independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) for the years ended December 31, 2007 and 2006:

	2007	2006
Audit Fees (1)	$636,920	$481,747
Audit-Related Fees (2)	541,301	689,067
Tax Fees (3)	8,000	—
All Other Fees	—	—
Total Fees	$1,186,221	$1,170,814

(1)          Audit fees consisted of professional services performed in connection with the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and review of our financial statements that were included in the registration statement, as amended, for our public offering of common stock.

(2)          Audit-related fees consisted of professional services performed in connection with the audit of historical financial statements for property acquisitions and Sarbanes-Oxley Act, Section 404 advisory services.

(3)          Tax fees consist principally of assistance with matters related to tax compliance, tax planning and tax advice.

The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Deloitte & Touche LLP.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee must approve any fee for services to be performed by the Company’s independent registered public accounting firm in advance of the service being performed.  For proposed projects using the services of the Company’s independent registered public accounting firm that are expected to cost over $100,000, the Audit Committee will be provided information to review and must approve each project prior to commencement of any work.  For proposed projects using the services of the Company’s independent registered public accounting firm that are expected to cost $100,000 and over, the Audit Committee will be provided with a detailed explanation of what is being included, and asked to approve a maximum amount for specifically identified services in each of the following categories:  (a) audit fees; (b) audit-related fees; (c) tax fees; and (d) all other fees for any services allowed to be performed by the independent registered public accounting firm.  If additional amounts are needed, the Audit Committee must approve the increased amounts prior to the previously approved maximum being reached and before the work may continue.  Approval by the Audit Committee may be made at its regularly scheduled meetings or otherwise, including by telephonic or other electronic communications.  The Company will report the status of the various types of approved services and fees, and cumulative amounts paid and owed, to the Audit Committee on a regular basis.  The Audit Committee has considered the independent registered public accounting firm’s non-audit services provided to the Company and has determined that such services are compatible with maintaining its independence.

CERTAIN TRANSACTIONS

Transactions with Related Persons

During the year ended December 31, 2007, our advisor and certain of its affiliates received fees and compensation in connection with our initial public offering of common stock, which began on September 20, 2005 and terminated on December 28, 2007 (the “Offering”), and in connection with the acquisition, management and sale of our assets.  The transactions summarized below, and the related party fees and compensation incurred by us, have been reviewed by our independent directors, who have determined that such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

Behringer Securities, an affiliate of our advisor and the dealer manager for the Offering, received selling commissions of up to 7% of gross proceeds from the primary offering and 1% of the gross proceeds of purchases pursuant to our distribution reinvestment plan (the “DRIP”) before reallowance of commissions earned by participating broker-dealers.  Behringer Securities reallowed 100% of the selling commissions earned to participating broker-dealers.  In addition, up to 2% of gross proceeds from the primary offering, before reallowance to participating broker-dealers, was paid to Behringer Securities as a dealer manager fee; Behringer Securities did not receive dealer manager fees for purchases pursuant to our DRIP.  Behringer Securities typically has reallowed all or a portion of its dealer manager fees in an aggregate amount up to 2% of gross offering proceeds to broker-dealers participating in the Offering as follows:  up to 1.5% of gross offering proceeds for marketing fees and expenses, conference fees and non-itemized, non-invoiced due diligence efforts, and up to 0.5% of gross offering proceeds for actual out-of-pocket and bona fide, separately invoiced due diligence expenses incurred as fees, costs or other expenses from third parties.  For the year ended December 31, 2007, Behringer Securities’ commissions and dealer manager fees totaled $23.4 million and $7.0 million, respectively, and were recorded as a reduction to additional paid-in capital.  For the year ended December 31, 2006, Behringer Securities’ commissions and dealer manager fees totaled $10.8 million and $3.3 million, respectively, and were recorded as a reduction to additional paid-in capital.

Behringer Harvard Opportunity Advisors, or its affiliates, received up to 2% of gross offering proceeds for organization and offering expenses incurred in connection with the Offering; except that no organization and offering expenses were reimbursed with respect to purchases made pursuant to our DRIP.  The amount of organization and offering expenses to be paid by us from inception of the Offering through the termination of the Offering on December 28, 2007 totaled $10.7 million, of which $0.3 million was included in payables to affiliates on our balance sheet as of December 31, 2007.  Substantially all of the $10.7 million of organization and offering costs were recorded as a reduction of additional paid-in capital.  For the year ended December 31, 2007, $6.7 million of organization and offering expenses were paid and $0.3 million was included in payables to affiliates on our balance sheet as of December 31, 2007.  In the year ended December 31, 2006, $3.2 million of offering and organization expenses had been reimbursed by us, substantially all of which was recorded as a reduction of additional paid-in capital.  Behringer Harvard Opportunity Advisors, or its affiliates, determines the amount of organization and offering expenses owed based on specific invoice identification as well as an allocation of costs to us and other Behringer Harvard programs, based on respective equity offering results of those entities in offering.  No further proceeds will be raised by us as a result of the termination of the Offering in December 2007 and, as a result, we will not make any additional reimbursements to Behringer Harvard Opportunity Advisors for organization and offering expenses they have incurred or may incur in the future on our behalf.

Behringer Harvard Opportunity Advisors, or its affiliates, receives acquisition and advisory fees of 2.5% of the contract purchase price of each asset for the acquisition, development or construction of real property or 2.5% of the funds advanced in respect of a loan.  Our advisor or its affiliates also receives reimbursement of acquisition expenses up to 0.5% of the contract purchase price of each asset, or with respect to a loan, up to 0.5% of the funds advanced.  Behringer Harvard Opportunity Advisors earned $12.8 million in acquisition and advisory fees and $2.6 million in acquisition expense reimbursements for our investments made during the year ended December 31, 2007.  For the year ended December 31, 2006, our advisor earned $4.1 million in acquisition and advisory fees and $0.8 million in acquisition expense reimbursements.  For property acquisitions, we capitalize these fees as part of our real estate and for loans, we defer these fees to be amortized over the loan term.

We pay Behringer Harvard Opportunity Advisors or its affiliates a debt financing fee equal to 1% of the amount of any debt made available to us.  We incurred $0.8 million of such debt financing fees for the year ended December 31, 2007.  Debt financing fees of $0.7 million were incurred by us for the year ended December 31, 2006.

We pay HPT Management Services LP (“HPT Management”), an affiliate of our advisor and our property manager, fees for the management and leasing of our properties, which services may be subcontracted to unaffiliated third parties.  Such fees are equal to 4.5% of gross revenues of the respective property, plus leasing commissions based upon the customary leasing commission applicable to the same geographic location of the respective property.  In the event that we contract directly with a non-affiliated third-party property manager in respect of a property, we will pay HPT Management an oversight fee equal to 1% of gross revenues of the property managed.  In no event will we pay both a property management fee and an oversight fee to HPT Management with respect to any particular property.  We incurred and expensed such fees totaling $0.7 million for the year ended December 31, 2007 and $0.1 million for the year ended December 31, 2006.

We pay Behringer Harvard Opportunity Advisors an annual asset management fee of 0.75% of the aggregate asset value of acquired real estate.  The fee is payable monthly in an amount equal to one-twelfth of 0.75% of the aggregate asset value as of the last day of the preceding month.  For the year ended December 31, 2007, we expensed $2.3 million of asset management fees and capitalized $0.3 million of asset management fees to real estate.  For the year ended December 31, 2006, we expensed $0.2 million of asset management fees and capitalized less than $0.1 million of asset management fees to real estate.

We will also pay Behringer Harvard Opportunity Advisors a disposition fee if our advisor provides a substantial amount of services, as determined by our independent directors, in connection with the sale of one or more properties.  In such event, we will pay our advisor (1) in the case of the sale of real property, the lesser of:  (A) one-half of the aggregate brokerage commission paid (including the subordinate disposition fee) or, if none is paid, the amount that customarily would be paid, or (B) 3% of the sales price of each property sold, and (2) in the case of the sale of any asset other than real property, 3% of the sales price of such assets.  This fee shall not be earned or paid unless and until the investors have received total distributions in an amount equal to or in excess of the sum of the aggregate capital contributions by investors plus a 10% cumulative, non-compounded, annual return on such capital contributions.  Subordinated disposition fees that are not payable at the date of sale, because investors have not yet received their required minimum distributions, will be deferred and paid at such time as these subordination conditions have been satisfied.  In addition, after investors have received a return of their capital contributions plus a 10% annual, cumulative, non-compounded return, then our advisor is entitled to receive an additional participation in net sale proceeds fee equal to 15% of remaining net sale proceeds less the amount that our debt for borrowed money exceeds the aggregate book value of our remaining assets.  The subordinated participation in net sales proceeds will be reduced or eliminated upon the determination of the number of shares of common stock issuable upon conversion of our convertible stock.  We did not pay any such fees during the year ended December 31, 2007.

If we list our common stock on a national securities exchange, we will pay Behringer Harvard Opportunity Advisors an incentive listing fee up to 15% of the amount by which the market value of our outstanding common stock plus distributions paid by us prior to listing exceeds the sum of (1) the total amount of capital raised from investors and (2) a 10% annual, cumulative, non-compounded return on such capital contributions.  The subordinated incentive listing fee will be reduced or eliminated upon the determination of the number of shares of common stock issuable upon conversion of our convertible stock.  Also, upon termination of the advisory agreement with Behringer Harvard Opportunity Advisors, we will pay our advisor a performance fee of 15% of the amount by which (A) our appraised asset value at the time of such termination less our indebtedness, plus cash and cash equivalents at the time of termination plus total distributions paid to our stockholders through the termination date exceeds (B) the sum of the aggregate capital contributed by investors plus a 10% annual, cumulative, non-compounded return on the capital contributed by investors.  Persons independent of us and independent of our advisor will perform such appraisal of our asset value.  No performance fee will be paid if we have already paid or become obligated to pay our advisor an incentive listing fee.  The subordinated performance fee will be reduced or eliminated upon the determination of the number of shares of common stock issuable upon conversion of our convertible stock.

We will reimburse Behringer Harvard Opportunity Advisors or its affiliates for all expenses paid or incurred by them in connection with the services they provide to us, subject to the limitation that we will not reimburse for any amount by which our advisor’s operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters immediately preceding the date reimbursement is sought exceeds the greater of:  (1) 2% of our average invested assets or (2) 25% of our net income for that four quarter period other than any additions to reserves for depreciation, bad debts or other similar non-cash reserves and any gain from the sale of our assets for that period.

We will pay a development fee in an amount that is usual and customary for comparable services rendered to similar projects in the geographic market of the project; provided, however, we will not pay a development fee to an affiliate of our advisor if our advisor or any of its affiliates elects to receive an acquisition and advisory fee based on the cost of such development.

At December 31, 2007, we had a net payable to our advisor and its affiliates of $0.8 million.  This balance consists primarily of reimbursable offering expenses due from Behringer Harvard Opportunity Advisors (or its predecessor in interest), management fees payable to HPT Management, and commissions payable to Behringer Securities.

We are dependent on Behringer Harvard Opportunity Advisors, Behringer Securities and HPT Management for certain services that are essential to us, including the sale of shares of our common stock, asset acquisition and disposition decisions, property management and leasing services and other general administrative responsibilities.  In the event that these companies were unable to provide us with the respective services, we would be required to obtain such services from other sources.

Policies and Procedures for Transactions with Related Persons

We do not currently have written formal policies and procedures for the review, approval or ratification of transactions with related persons, as defined by Item 404 of Regulation S-K of the Securities Exchange Act of 1934, as amended.  Under that definition, transactions with related persons are transactions in which we were or are a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest.  Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of our voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has 10% or greater beneficial ownership interest.

However, in order to reduce or eliminate certain potential conflicts of interest, our charter contains a number of restrictions relating to (1) transactions we enter into with our advisor and its affiliates, (2) certain future offerings, and (3) allocation of investment opportunities among affiliated entities.  As a general rule, any related party transactions must be approved by a majority of the directors not otherwise interested in the transaction.  In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

PROPOSAL 2

APPROVAL OF SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

Introductory Note

On March 28, 2008, our Board of Directors adopted a resolution declaring the amendment and restatement of our charter (the “Charter”) advisable and recommending that our stockholders approve the amendment and restatement of our Charter.  Each material amendment to the Charter is described below.  The underscored language represents the proposed new language and the strike-through text represents the proposed deleted language.  In addition to the material amendments described below, certain non-material amendments and conforming changes to the Charter are proposed.  A form of the Second Articles of Amendment and Restatement, marked to reflect the proposed amendments to our Charter, including any non-material and conforming changes thereto, is attached to this Proxy Statement as Appendix A, and this summary of the provisions of our Charter is qualified in its entirety by reference to Appendix A.

Section 5.9

Under the proposed amendments to the Charter, the provisions of Section 5.9 would be deleted in their entirety (Section 5.9 would be “reserved” for later use).  Section 5.9 pertains to the suitability standards applied to stockholders, the responsibility for determining whether a purchase of the Company’s shares is a suitable and appropriate investment for each stockholder, and the minimum investment and holding amounts for stockholders.  These provisions were required by the NASAA REIT Guidelines in connection with the Company’s initial public offering of shares of its common stock, which was terminated on December 28, 2007.  Removal of these provisions generally would provide stockholders with greater ability to transfer their shares through estate planning or otherwise, since stockholders and recipients of shares from stockholders no longer would be subject to the financial suitability standards imposed by the NASAA REIT Guidelines.  In addition, the removal of the provisions of Section 5.9 would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount.  Furthermore, removal of the provisions of Section 5.9 eliminates the requirement that the Company’s sponsor or anyone selling shares on behalf of the Company or its sponsor make a determination that the purchase of the Company’s shares is a suitable and appropriate investment for the prospective stockholder.  Rather, prospective stockholders would be able to determine for themselves whether an investment in the Company is a suitable and appropriate investment, just as they would do for any exchange-listed public company.

Section 5.9 of our Charter as proposed to be amended would read as follows:

“SECTION 5.9   [Reserved.]~~SUITABILITY OF STOCKHOLDERS.~~

~~Until Listing, the following provisions shall apply:~~

~~(i)             INVESTOR SUITABILITY STANDARDS.  Subject to suitability standards established by individual states, to become a Stockholder in the Company, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

~~(a)          that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $45,000 and a net worth (excluding home, furnishings and automobiles) of not less than $45,000; or~~

~~(b)         that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $150,000.~~

~~(ii)   DETERMINATION OF SUITABILITY OF SALE.  The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Stockholder.  In making this determination, the Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder:  (a)  meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the~~

~~investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.~~

~~The Sponsor or each Person selling shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder.  Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder.  The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.~~

~~The Sponsor and the Company may each rely, for satisfaction of its obligations under this Section 5.9(ii) upon the Person directly selling such Shares if that Person is an NASD member broker dealer or a registered investment advisor who has entered into a selling agreement with the Sponsor or the Company or their Affiliates.~~

~~(iii)  MINIMUM INVESTMENT AND TRANSFER.  Subject to certain individual state requirements, no sale or transfer of Shares will be permitted of less than 200 Shares ($2,000), and a Stockholder shall not transfer, fractionalize or subdivide such Shares so as to retain less than such minimum number thereof.~~”

Section 7.2(xvi)

The proposed amendments to the Charter would remove the clause in Section 7.2(xvi) which limits the Company’s ability to insure the Company’s directors, advisors and affiliates (as such terms are defined in the Charter) against claims and liabilities arising by reason of such person’s status, office or position with the Company specifically in regard to liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws.  The proposed amendments to the Charter also would remove the provision in this section that states that the insurance policies must comply with the NASAA REIT Guidelines (such insurance policies still would be required to comply with Maryland law, as is the case with any public company incorporated in Maryland).  The revisions to Section 7.2(xvi) would permit the Company to purchase insurance that protects the Company and its directors, officers, advisors and affiliates to the maximum extent provided under Maryland law, which may aid the Company in its ability to attract and maintain the best possible candidates for its director and officer positions.

Section 7.2(xvi) of our Charter as proposed to be amended would read as follows:

“(xvi)                   INSURANCE.  The Board shall have the power and authority to purchase and pay for out of the Company’s assets insurance policies insuring the Stockholders, Company and the Company’s assets against any and all risks, and insuring the Directors, officers, Advisors and Affiliates of the Company, individually (each an “Insured”) against all claims and liabilities of every nature arising by reason of each ~~such insured~~Insured holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability~~, provided that such insurance be limited to the indemnification permitted by Section 12.3 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws~~.  Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers’ compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company.  The Board’s power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws ~~and the NASAA REIT Guidelines~~.”

Section 11.2

Maryland law, under which the Company is ultimately governed, provides that stockholders may not amend a company’s charter or dissolve a company unless the amendment or dissolution is first declared advisable by the company’s board of directors.  However, the NASAA REIT Guidelines provide that stockholders shall have the ability to amend a charter or dissolve a company without concurrence of the Board of Directors.  Sections 11.2(b) and (e) of the Charter currently provide that the stockholders have the power to amend the Charter or dissolve the Company without concurrence of the Board, subject to the mandatory provisions of any applicable laws or regulations.  Since Maryland law would ultimately govern any attempt by the Company’s stockholders to amend the Charter or dissolve the Company, the stockholders, in fact, do not currently possess the right to amend the Charter or dissolve the Company unless the amendment or dissolution is first declared advisable by the Board of Directors.  In order to remove any confusion on this issue, the Board of Directors deems it to be in the best interest of the Company to delete the phrase “without the necessity for concurrence by the Board” from Sections 11.2(b) and (e) of the Charter, although the revision does not have any practical effect.

Section 11.2 of our Charter as proposed to be amended would read as follows:

“SECTION 11.2  VOTING RIGHTS OF STOCKHOLDERS.  Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 6.4 and 6.6 hereof; (b) amendment of the Charter~~, without the necessity for concurrence by the Board,~~ as provided in Section 13.1 hereof; (c) reorganization of the Company as provided in Section 13.2 hereof; (d) merger, consolidation or sale or other disposition of all or substantially all of the Company’s assets, as provided in Section 13.3 hereof; (e) dissolution of the Company~~, without the necessity for concurrence by the Board,~~ as provided in Section 14.1; and (f) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and declaring that the matter be submitted to the Stockholders for approval or ratification.  Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board.”

Sections 11.4 and 11.5

The proposed revisions to the Charter would remove the provisions in Sections 11.4 and 11.5 required by the NASAA REIT Guidelines with respect to the stockholders’ access to the books and records of the Company, the stockholders’ rights to a list of the Company’s stockholders, and the liability of the Company if the list of stockholders is not provided to a requesting stockholder in a timely fashion.  These provisions would be replaced by the current Maryland statutory provisions regarding the rights of stockholders to inspect and copy certain corporate documents, a list of securities issued by the Company, the Company’s books of account and stock ledger, and a list of stockholders.  Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than twelve months before the date of the request, but permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list.  While these revisions may, in some cases, reduce stockholders’ access to the books, records and stockholder list of the Company and may reduce the Company’s liability if it fails to provide a list of stockholders in a timely fashion, the Board of Directors believes that the provisions required by the NASAA REIT Guidelines are unduly burdensome to the Company, expose the Company and its stockholders to abusive mini-tender offers for shares of Company stock and hinder the Company’s ability to protect the privacy of its stockholders.

Section 11.4 of our Charter as proposed to be amended would read as follows:

“SECTION 11.4  RIGHT OF INSPECTION.  ~~Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge.  Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~ Any Stockholder or agent thereof may inspect and copy during usual business hours any of the following corporate documents:  (i) the Bylaws; (ii) minutes of the proceedings of the Stockholders; (iii) annual statements of affairs; and (iv) voting trust agreements on file at the Company’s principal office.  In addition, any Stockholder may present to any officer or resident agent of the Company a written request for a statement showing all Securities issued by the Company during a specified period of not more than twelve months before the date of the request.  Within 20 days after such request is made, the Company shall prepare and have available on file at its principal office a sworn statement of its president or treasurer or one of its vice-presidents or assistant treasurers which states:  (i) the number of Shares or amounts of each class of Shares or other Securities issued during the specified period; (ii) the consideration received per Share or other Security, which may be aggregated as to all issuances for the same consideration per Share or other

Security; and (iii) the value of any consideration other than money as set in a resolution of the Board of Directors.”

Section 11.5 of our Charter as proposed to be amended would read as follows:

“SECTION 11.5  ACCESS TO STOCKHOLDER LIST.  ~~An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder.  The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein.  A copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of receipt by the Company of the request.  The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type).  The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request.  A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.~~

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect.  It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company.  The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company.  The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~ One or more Persons who together are and for at least six months have been Stockholders of record of at least five percent of the outstanding Shares of any class of the Company may (i) in person or by agent, on written request, inspect and copy during usual business hours the Company’s books of account and its stock ledger, (ii) present to any officer or resident agent of the Company a written request for a statement of its affairs and (iii) in the event the Company does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the Company a written request for a list of Stockholders.  Within 20 days after such request for information is made, the Company shall prepare and have available on file at its principal office (x) in the case of a request for a statement of affairs, a statement verified under oath by its president or treasurer or one of its vice-presidents or assistant treasurers which sets forth in reasonable detail the Company’s assets and liabilities as of a reasonably current date and (y) in the case of a request for a list of Stockholders, a list verified under oath by one of its officers or its stock transfer agent or registrar which sets forth the name and address of each Stockholder and the number of Shares of each class which the Stockholder holds.”

Sections 12.2, 12.3 and 12.4

The proposed revisions to the Charter would remove the provisions required by the NASAA REIT Guidelines with respect to the limitation of director and officer liability, indemnification of directors, officers, advisors and affiliates (as those terms are defined in the Charter) and the Company’s ability to advance expenses to a director, officer, advisor or affiliate of the Company who, pursuant to such position, is a party to a legal proceeding.  Those provisions would be replaced with the broadest exculpation and indemnification provisions allowed under Maryland law and with provisions that allow the Company to pay expenses for legal proceedings involving its directors, officers, advisors or affiliates to the fullest extent permitted by Maryland law.  Maryland law permits a corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty established by a final judgment and which is material to the cause of action.  In addition to requiring a corporation (unless its charter provides otherwise, which the Company’s Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity, Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:  (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  The Board of Directors believes that the provisions required by the NASAA REIT Guidelines may expose the Company and its directors and officers to risk and potential liability beyond those generally accepted by directors and officers of most public companies.  Thus, replacement of these provisions with the provisions permitted under Maryland law may aid the Company in its ability to attract and maintain the best possible candidates for its director and officer positions.

Section 12.2 of our Charter as proposed to be amended would read as follows:

“SECTION 12.2  LIMITATION OF DIRECTOR AND OFFICER LIABILITY.  ~~Subject to the provisions of Section 12.3 hereof or the limitations of any applicable provisions under Maryland law, no~~To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or its Stockholders for money damages~~.  Without limiting the generality of the foregoing, and pursuant to Section 12.3 hereof, the Company shall not hold harmless a Director, Advisor or Affiliate of the Company against losses or liabilities incurred by such Director, Advisor or Affiliate in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity unless the Director, Advisor or Affiliate has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.  Further, the Company shall not hold harmless a Director, Advisor or Affiliate if: (a) in the case of a Director (who is not an Independent Director), Advisor or Affiliate, the loss or liability was the result of negligence or misconduct by the Director, Advisor or Affiliate, or (b) in the case of a Director who is an Independent Director, the loss or liability was the result of gross negligence or willful misconduct by the Director~~.  Neither the amendment nor repeal of this Section 12.2, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2, shall apply to or affect in any respect the applicability of the provisions of this Section 12.2 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.”

Section 12.3 of our Charter as proposed to be amended would read as follows:

“SECTION 12.3  INDEMNIFICATION AND ADVANCE OF EXPENSES.  To the maximum extent permitted by Maryland law in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (b) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity and (c) the Advisor and any Affiliate of the Advisor.  The Company may, with the approval of its Board, provide such indemnification and advance for expenses to an individual who served a predecessor of the Company in any of the capacities described in (a), (b) or (c) above and to any employee or agent of the Company or a predecessor of the Company.  The indemnification and payment or reimbursement of expenses provided in this Section 12.3 shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.  Neither the amendment nor repeal of this Section 12.3, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.3, shall apply to or affect in any respect the applicability of the provisions of this Section 12.3 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

~~(i)             The Company shall indemnify and hold harmless a Director, officer, employee, agent, Advisor or Affiliate (the “Indemnitee”) against any or all losses or liabilities reasonably incurred by the Indemnitee in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Indemnitee has determined, in good faith, that the course of conduct that caused the~~

~~loss or liability was in the best interests of the Company.  The Company shall not indemnify or hold harmless the Indemnitee if: (a) in the case that the Indemnitee is a Director (other than an Independent Director), an Advisor or an Affiliate, the loss or liability was the result of negligence or misconduct by the Indemnitee, or (b) in the case that the Indemnitee is an Independent Director, the loss or liability was the result of gross negligence or willful misconduct by the Indemnitee.  Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from the Stockholders.~~

~~(ii)          The Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~(iii)       Notwithstanding anything to the contrary contained in the provisions of subsection (i) and (ii) above of this Section, the Company shall not indemnify or hold harmless an Indemnitee if it is established that: (a) the act or omission was material to the loss or liability and was committed in bad faith or was the result of active and deliberate dishonesty, (b) the Indemnitee actually received an improper personal benefit in money, property or services, (c) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful, or (d) in a proceeding by or in the right of the Company, the Indemnitee shall have been adjudged to be liable to the Company.~~

~~(iv)  The Board may take such action as is necessary to carry out this Section 12.3 and is expressly empowered to adopt, approve and amend from time to time Bylaws, resolutions or contracts implementing such provisions.  No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~”

Section 12.4 of our Charter as proposed to be amended would read as follows:

“SECTION 12.4   [Reserved.]  ~~PAYMENT OF EXPENSES.  The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied:  (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.  Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e) of the MGCL or any successor statute.”~~

Sections 13.1, 13.2 and 13.3

In 2006, the Board of Directors and the stockholders of the Company approved amendments to Sections 13.1, 13.2 and 13.3 of our Charter that were required by the Pennsylvania Securities Commission in order to register the Company’s initial public offering of its common stock in that state.  The amendments generally removed from our Board of Directors the power to approve without stockholder approval certain mergers of 90% or more owned subsidiaries of the Company with or into the Company, certain mergers in which the Company is the successor entity, certain reorganizations in which all or substantially all of the Company’s assets to a wholly-owned subsidiary and certain transfers of all or substantially all of the Company’s assets are transferred to a successor entity.  Maryland law permits these actions to be taken by the Board of Directors without stockholder approval.

As a result of the termination of the Company’s initial public offering of its common stock on December 28, 2007, the Board of Directors deems it to be in the best interest of the Company and its stockholders to reverse the amendments to the Charter that were required by the Pennsylvania Securities Commission and approved by the stockholders in 2006.  Thus, the proposed revisions to the Charter would grant the Board of Directors the power, without stockholder approval, to:  (1) merge a 90% or more owned subsidiary of the Company with or into the Company, provided that (a) the charter of the successor is not amended in the merger other than to change the name of the entity, the name or other designation or the par value of any class or series of its stock, or the aggregate par value of its stock, and (b) the contract rights of any stock of the successor issued in the merger in exchange for stock of the other corporation participating in the merger are identical to the contract rights of the stock for which the stock of the successor was exchanged; (2) approve a merger of the Company (a) which does not reclassify or change the terms of any class or series of stock outstanding immediately before the merger becomes effective or otherwise amend the Charter and (b) in which the number of shares of stock of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of such class or series outstanding immediately before the merger becomes effective; (3) transfer all or substantially all of the assets of the Company to one or more persons if all of the equity interests of such person or persons are owned, directly or indirectly, by the Company; and (4) effect certain reorganizations where all or substantially all of the Company’s assets are transferred to a successor entity.  These amendments to the Charter would thus allow the Company to effect the aforementioned transactions in accordance with Maryland law without the time and expense associated with obtaining stockholder approval.

Section 13.1 of our Charter as proposed to be amended would read as follows:

“SECTION 13.1  AMENDMENT.  The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock.  All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation.  Except as otherwise provided in the Charter and to the extent otherwise permitted by Maryland law, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (2) any amendment to Article IX, Article X, Article XII, Article XIV, Sections 6.2, 6.5, 6.6, 13.2 and 13.3 hereof and this Section 13.1 (or any other amendment of the Charter that would have the effect of amending such sections).”

Section 13.2 of our Charter as proposed to be amended would read as follows:

“SECTION 13.2  REORGANIZATION.  Subject to the provisions of any class or series of Shares at the time outstanding, the Board shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over all or substantially all of the Company’s assets and to carry on the affairs of the Company, or (ii) to merge the Company into, or sell, convey and transfer all or substantially all of the Company’s assets to any such corporation, association, trust or organization in exchange for securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above, terminate the Company and deliver such securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that, except as permitted by law, any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.”

The first sentence of Section 13.3 of our Charter as proposed to be amended would read as follows:

“Subject to the provisions of any class or series of Shares then outstanding, the Board shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company’s assets; or (iv) dissolve or liquidate the Company, other than before the initial investment in Assets; provided, however, that, except as permitted by law, such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

ADDITIONAL INFORMATION

Stockholder Proposals

The rules promulgated by the SEC require that any proposal by a stockholder for inclusion in the proxy materials for the 2009 Annual Meeting of Stockholders must be received by us no later than December 27, 2008.  Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in such rules are met.

In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders, whether or not intended to be included in our proxy materials, must be submitted in accordance with our Bylaws in order to be considered at our 2009 Annual Meeting.  Our Bylaws currently provide that, in order for a stockholder to bring any business or nominations before the Annual Meeting of Stockholders, certain conditions set forth in Section 2.13 of our Bylaws must be complied with, including, but not limited to, delivery of notice, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the annual meeting held in the prior year.  Accordingly, under our current Bylaws, a stockholder nomination or proposal intended to be considered at the 2009 Annual Meeting of Stockholders must be received by us no earlier than December 27, 2008 and not later than January 26, 2009.  Our Secretary will provide a copy of our Bylaws upon written request and without charge.

We have adopted a process for stockholders to send communications to our Board.  A description of the manner in which stockholders can send such communications appears above under “Communication with Directors” and can also be found on our website at www.behringerharvard.com.

OTHER MATTERS

We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Terri Warren Reynolds
Terri Warren Reynolds
Secretary

APPENDIX A

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

of

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

FIRST:  Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Behringer Harvard Opportunity REIT I, Inc. (the “Company”).  So far as may be practicable, the business of the Company shall be conducted and transacted under that name.  Under circumstances in which the Board determines that the use of the name “Behringer Harvard Opportunity REIT I, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.  The address of the Company’s principal office in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.  The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance premiums.

“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including, without limitation, real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and

Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.

“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“APPRAISED VALUE” means value according to an appraisal made by an Independent Appraiser.

“ASSET” means any Property, Mortgage or other direct and indirect investments in equity interests in or loans secured by Real Estate (other than investments in bank accounts, money market funds or other current assets) owned by the Company, directly or indirectly through one or more of its Affiliates, by the Company and any other investment made, directly or indirectly through one or more of its Affiliates or Joint Ventures.

“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the Assets, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period; provided, however, that during such periods in which the Company is obtaining regular independent valuations of the current value of its net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, “Average Invested Assets” will equal the greater of (i) the amount determined pursuant to the foregoing or (ii) the assets valuation established by the most recent such valuation report(s) without reduction for depreciation, bad debts or other non-cash reserves.

“BOARD” means, collectively, the individuals named in Section 6.1 of the Charter and such other individuals who may be duly elected and qualified to serve as Directors thereafter to replace any such individual or fill a vacancy caused by the death, removal or resignation of any such individual or caused by an increase in the number of Directors.

“BYLAWS” means the bylaws of the Company, as the same are in effect from time to time.

“CHANGE OF CONTROL” means any event (including, without limitation, issue, transfer or other disposition of Shares of capital stock of the Company or of equity interests in the Operating Partnership, merger, share exchange or consolidation) after which any “person” (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the “beneficial owner” (as defined in Rule 13d-j of the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company or the Operating Partnership representing greater than 50% or more of the combined voting power of the Company’s or the Operating Partnership’s then outstanding securities, respectively; provided, that, a Change of Control shall not be deemed to occur as a result of any widely distributed public offering of the Common Shares.

“CHARTER” means these Articles of Incorporation and any Articles of Amendment, Articles Supplementary or other modification or amendment thereto.

“CLOSING PRICE” on any date shall mean the last sale price for any class or series of the Company’s Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to Shares listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to Shares listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price on the Nasdaq ~~National~~Stock Market ~~System~~, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system or other quotation service that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board.

“CODE” shall have the meaning as provided in Article II herein.

“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

“COMPANY VALUE” shall mean the actual value of the Company as a going concern based on the deference between  (a) the actual value of all of its assets as determined in good faith by the Board, including a majority of the Independent Directors, and (b) all of its liabilities as set forth on its then current balance sheet, provided that (i) if such Company Value is being determined in connection with a Change of Control that establishes the Company’s net worth (e.g., a tender offer for the Common Shares, sale of all of the Common Shares or a merger) then the Company Value shall be the net worth established thereby and (ii) if such Company Value is being determined in connection with a Listing, then the Company Value shall be equal to the number of outstanding Common Shares multiplied by the Closing Price of a single Common Share averaged over a period of 30 trading days during which the Shares are listed or quoted for trading after the date of Listing.  For purposes hereof, a “trading day” shall be any day on which the NYSE is open for trading, whether or not the Common Shares are then listed on the NYSE and whether or not there is an actual trade of Common Shares on any such day.  If the holder of Convertible Shares disagrees as to the Company Value as determined by the Board, then each of the holder of Convertible Shares and the Company shall name one appraiser and the two named appraisers shall promptly agree in good faith to the appointment of one other appraiser whose determination of the Value shall be final and binding on the parties as to the Company Value.  The cost of such appraisal shall be split evenly between the Company and the Advisor.

“COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.

“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.

“CONTRACT PURCHASE PRICE” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.

“CONVERTIBLE SHARES” shall have the meaning as provided in Section 5.1 herein.

“DEALER MANAGER” means Behringer Securities LP, an Affiliate of the Company, or such other Person selected by the Board to act as the dealer manager for an Offering.

“DEVELOPMENT FEE” means a fee for the packaging of a Property or Mortgage, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.

“DIRECTOR” means a member of the Company’s Board.

“DISTRIBUTIONS” means any dividends or other distributions of money or other property, pursuant to Section 5.2(iii) hereof, by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses.  For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.

“INDEPENDENT APPRAISER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is a qualified appraiser of Real Property of the type held by the Company or of other Assets as determined by the Board.  Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of such qualification as to Real Property.

“INDEPENDENT DIRECTOR” means a Director who is not on the date of determination, and within the last two (2) years from the date of determination has not been, directly or indirectly associated with the Sponsor, the Company, the Advisor or any of their Affiliates by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Company, (ii) employment by the Company, the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Director of the Company, (iv) performance of services, other than as a Director of the Company, (v) service as a director or trustee of more than three (3) real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates.  A business or professional relationship is considered “material” if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross income during either of the last two (2) years or the Director’s net worth on a fair market value basis.  An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.

“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.

“INITIAL PUBLIC OFFERING” means the first Offering.

“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company’s plan for the repurchase of Shares.

“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company or the Operating Partnership is a co-venturer or general partner, which are established to acquire or hold Assets.

“LEVERAGE” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

“LISTING” means the listing of the Common Shares on a national securities exchange or the quotation of the Common Shares by the Nasdaq ~~National~~Stock Market (“Nasdaq”).  Upon such Listing, the Shares shall be deemed Listed.

“MGCL” means the Maryland General Corporation Law.

“MORTGAGES” means, in connection with mortgage financing provided, invested in or purchased by the Company, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts ~~published by the North American Securities Administrators Association.~~adopted by NASAA membership on September 29, 1993.

“NET ASSETS” means the total assets of the Company (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied; provided, however, that during such periods in which the Company is obtaining regular independent valuations of the current value of its net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, “Net Assets” shall mean the greater of (i) the amount determined pursuant to the foregoing and (ii) the assets’ aggregate valuation established by the most recent such valuation report without reduction for depreciation, bad debts or other non-cash reserves.

“NET INCOME” means for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.

“NET SALES PROCEEDS” means in the case of a transaction described in clause (i) (A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i) (B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i) (C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture).  In the case of a transaction or series of transactions described in clause (i) (D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses.  In the case of a transaction described in clause (i)(E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any consideration (including non-cash consideration such as stock, notes or other property or securities) that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale, valued in the reasonable determination of the Company.  Net Sales Proceeds shall not include any reserves established by the Company in its sole discretion.

“NYSE” means the New York Stock Exchange.

“OFFERING” means any public offering of Shares pursuant to an effective registration statement filed under the Securities Act.

“OPERATING PARTNERSHIP” means Behringer Harvard Opportunity OP I, LP, a Texas limited partnership, through which the Company may own Assets.

“ORGANIZATION and OFFERING EXPENSES” means any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with the formation, qualification and registration of the Company, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees, accountants’ and attorneys’ fees.

“PERSON” means an individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

“PREFERRED SHARES” shall have the meaning as provided in Section 5.1 herein.

“PROPERTY” or “PROPERTIES” means, as the context requires, any or all, respectively, of the Real Property acquired by the Company, either directly or indirectly (including through joint venture arrangements or other partnership or investment interests).

“PROSPECTUS” means the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.

“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the Stockholders of the Company.  Such term does not include:

(i)                                     a transaction involving securities of the Company that have been for at least twelve (12) months listed on a national securities exchange or traded through Nasdaq~~’s National Market System~~; or

(ii)                                  a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(a)                            Stockholders’ voting rights;

(b)                           the term of existence of the Company;

(c)                            Sponsor or Advisor compensation; or

(d)                           the Company’s investment objectives.

“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Company or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested in one or more Assets within 180 days thereafter.

“SDAT” shall have the meaning as provided in Section 5.5 herein.

“SECURITIES” means any of the following issued by the Company, as the text requires:  Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto.  Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“SELLING COMMISSIONS” means any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to Behringer Securities LP.

“SHARES” means shares of stock of the Company of any class or series, including Common Shares, Convertible Shares or Preferred Shares.

“SOLICITING DEALERS” means those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, have executed participating broker or other agreements with the Dealer Manager to sell Shares.

“SPONSOR” means any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will manage or participate in the management of the Company, and any Affiliate of any such Person, other than a Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.

“STOCKHOLDERS” means the holders of record of the Shares as maintained in the books and records of the Company or its transfer agent.

“STOCKHOLDERS’ 10% RETURN” means, as of any date, an aggregate amount equal to a 10% cumulative, non-compounded, annual return on Invested Capital.

“TERMINATION DATE” means the date of termination of the Advisory Agreement.

“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all shares offered in the Initial Public Offering are sold, excluding warrants offered thereunder and shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan (as hereafter defined).

“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, which are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines; (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

“UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE V

STOCK

SECTION 5.1  AUTHORIZED SHARES.  The total number of Shares that the Company shall have authority to issue is 400,001,000 Shares, of which (i) 350,000,000 shall be designated as common stock, $0.0001 par value per Share (the “Common Shares”); (ii) 1,000 shall be designated as non-participating, non-voting, convertible stock, $0.0001 par value per share (the “Convertible Shares”); and (iii) 50,000,000 shall be designated as preferred stock, $0.0001 par value per Share (the “Preferred Shares”).  The aggregate par value of all authorized shares of stock having par value is $40,000.10.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(ii) or Section 5.4 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Article.  The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to (i) increase or decrease the aggregate number of Shares, (ii) increase or decrease the number of Shares of any class or series that the Company has authority to issue, or (iii) classify or reclassify any unissued Shares by setting or changing the preferences, conversion or other rights, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions of redemption of such Shares.

SECTION 5.2  COMMON SHARES.

(i)                                     COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES.  The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)                                  DESCRIPTION.  Subject to the provisions of Section 5.10 hereof and except as may otherwise be specified in the terms of any class or series of Common Shares, each Common Share shall entitle the holder thereof to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof.  Shares of a particular class of Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights.  The Board may classify or reclassify any unissued Common Shares from time to time in one or more classes or series of stock.

(iii)                               DISTRIBUTION RIGHTS.  The Board from time to time may authorize and the Company may pay to Stockholders such dividends or other Distributions in cash or other property as the Board in its discretion shall determine.  The Board shall endeavor to authorize, and the Company may pay, such dividends and Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or Distribution unless and until authorized by the Board and declared by the Company.  The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding.  The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.  Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (a) the Board advises each Stockholder of the risks associated with direct ownership of the property, (b) the Board offers each Stockholder the election of receiving such in-kind distributions, and (c) in-kind distributions are made only to those Stockholders that accept such offer.

(iv)                              RIGHTS UPON LIQUIDATION.  In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law.  Each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares then outstanding.

(v)                                 VOTING RIGHTS.  Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a holder of Common Shares shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company.

SECTION 5.3   CONVERTIBLE SHARES.

(i)                                     DISTRIBUTION RIGHTS.  The holders of the outstanding Convertible Shares shall not be entitled to receive dividends or other distributions on such Convertible Shares.

(ii)           VOTING RIGHTS.

(a)                                  Except for the voting rights expressly conferred by this Section 5.3(ii), the holders of the outstanding Convertible Shares shall not be entitled (I) to vote on any matter, or (II) to receive notice of, or to participate in, any meeting of Stockholders at which they are not entitled to vote.

(b)                                 The affirmative vote of the holders of at least two-thirds of the outstanding Convertible Shares shall be required for the adoption of any amendment, alteration or repeal of any provision of the Charter that materially and adversely changes the preferences, conversion or other rights, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions of redemption of the Convertible Shares (it being understood that an increase in the number of Directors is not such a material and adverse change).

(c)                                  Whenever the holders of Convertible Shares are entitled to vote as a separate voting group on any matter pursuant to the provisions of paragraph (b) of this Section 5.3(ii), the vote required to approve such matter shall be the affirmative vote of at least two-thirds of all the votes entitled to be cast by that voting group, with each share having one vote.

(iii)                               CONVERSION.

(a)                                  Each outstanding Convertible Share shall convert into a number of Common Shares as set forth in paragraph (b) of this Section 5.3(iii), automatically and without any further action required, upon the occurrence of any of the following events (each a “Triggering Event”): (A) the date when the holders of the Common Shares have received distributions equal to or in excess of the sum of Invested Capital and the Stockholders’ 10% Return (the “Liquidation Event”); or (B) Listing.  Each outstanding Convertible Share shall become convertible into a number of Common Shares as set forth in paragraph (c) of this Section 5.3(iii), automatically and without any further action required, upon the occurrence of any of the following events (a “Advisory Agreement Termination”):  the termination or expiration without renewal of the Company’s advisory agreement with Behringer Harvard Opportunity Advisors I LP, other than a termination by the Company because of a material breach by Behringer Harvard Opportunity Advisors I LP.

(b)                                 Upon the occurrence of a Triggering Event, each Convertible Share shall be converted into a number of Common Shares equal to 1/1000 of the result of (I) the product of 0.15 times the amount, if any, by which (A) the sum of the Company Value as of the date of the Triggering Event plus the total Distributions paid to holders of Common Shares through the date of the Triggering Event, exceeds (B) the sum of Invested Capital plus the Stockholders’ 10% Return as of the date of the Triggering Event, with such result divided by (II) the quotient of the Company Value divided by the number of outstanding Common Shares on the date of the Triggering Event.  Such conversion, in the case of conversion upon Listing, will not occur until the 31st trading day after the date of such Listing.  If, in the good faith judgment of the Board, full conversion of the Convertible Shares would jeopardize the Company’s status as a REIT, then only such number of Convertible Shares (or fraction thereof) shall be converted into Common Shares such that the Company’s REIT status is not jeopardized with the remaining Convertible Shares being deemed to be retired immediately upon such conversion.

(c)                                  Upon the occurrence of an Advisory Agreement Termination prior to a Triggering Event, each Convertible Share will become convertible (but will not convert except as provided in the next sentience) into a number of Common Shares equal to 1/1000 of the result of (I) the product of

0.15 times the amount, if any, by which (A) the sum of the Company Value as of the Termination Date plus the total Distributions paid to holders of Common Shares through the Termination Date, exceeds (B) the sum of Invested Capital plus the Stockholders’ 10% Return, with such result divided by (II) the quotient of the Company Value divided by the number of outstanding Common Shares on the Termination Date.  Thereafter, upon the occurrence of a Triggering Event, if the Company’s investors have received distributions equal to the sum of Invested Capital plus the Stockholders’ 10% Return, each Convertible Share will automatically convert into the number of Common Shares determined pursuant to the preceding sentence.  If, in the good faith judgment of the Board, full conversion of the Convertible Shares would jeopardize the Company’s status as a REIT, then only such number of Convertible Shares (or fraction thereof) shall be converted into Common Shares such that the Company’s REIT status is not jeopardized with the remaining Convertible Shares being deemed to be retired immediately upon such conversion.

(d)                                 As promptly as practicable after a Triggering Event, including a Triggering Event that causes the Convertible Shares to automatically convert into Common Shares pursuant to paragraph (c) of this Section 5.3(iii), the Company shall issue and deliver to a holder of Convertible Shares a certificate or certificates representing the number of Common Shares into which his, her or its Convertible Shares were converted (or shall cause the issuance of such Common Shares to be reflected in the Company’s stock ledger, if the Common Shares are uncertificated).  The person in whose name the Common Shares are issued shall be deemed to have become a Stockholder of record on the date of conversion.

(e)                                  The issuance of Common Shares on conversion of outstanding Convertible Shares shall be made by the Company without charge for expenses or for any tax in respect of the issuance of such Common Shares.

(f)                                    In the event of any reclassification or recapitalization of the outstanding Common Shares (except a change in par value, or from no par value to par value, or subdivision or other split or combination of shares), or in case of any consolidation or merger to which the Company is a party, except a merger in which the Company is the surviving corporation and which does not result in any such reclassification or recapitalization, the Company or the successor or purchasing business entity shall provide that the holder of each Convertible Share then outstanding shall thereafter have the right to convert such share into the kind and amount of stock and other securities and property receivable, upon such reclassification, recapitalization, consolidation or merger, by a holder of the number of Common Shares of the Company into which such Convertible Shares might have been converted.  The provisions of this paragraph (f) of this Section 5.3(iii) shall similarly apply to successive reclassifications, recapitalizations, consolidations or mergers.

(g)                                 Common Shares issued on conversion of Convertible Shares shall be issued as fully paid shares and shall be nonassessable by the Company. The Company shall, at all times, reserve and keep available, for the purpose of effecting the conversion of the outstanding Convertible Shares, such number of its duly authorized Common Shares as shall be sufficient to effect the conversion of all of the outstanding Convertible Shares.

(h)                                 Convertible Shares converted as provided herein shall become authorized but unissued Common Shares.

(iv)                              EXCEPTED HOLDER LIMIT FOR HOLDER OF CONVERTIBLE SHARES.  For purposes of Section 5.10 hereof, the holder of the Convertible Shares shall have an Excepted Holder Limit (as such term is defined in Section 5.10) of a 20% interest (in value or number of as-converted shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares of the Company, subject to adjustment pursuant to Section 5.10(ii)(h), including any adjustment approved by the Board.

SECTION 5.4   PREFERRED SHARES.  The Board is hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares.  Prior to the issuance of each such class or series, the Board, by resolution, shall fix the number of shares to be included in each series, and the designation, preferences, terms, rights, restrictions, limitations, qualifications and terms and conditions of redemption of the shares of each class or series, if any.  The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(i)                                     The designation of the series, which may be by distinguishing number, letter or title.

(ii)                                  The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(iii)                               The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(iv)                              The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(v)                                 The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

(vi)                              Whether the shares of the series shall be convertible into shares of any other class or series or any other security of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(vii)                           Restrictions on the issuance of shares of the same series or of any other class or series.

(viii)                        The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.4; provided, however, that the voting rights of the holders of shares of any series of Preferred Shares shall not exceed voting rights that bear the same relationship to the voting rights of the holders of Common Shares as the consideration paid to the Company for each Preferred Share bears to the book value of each outstanding Common Share.

(ix)                                Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Shares then outstanding.  Notwithstanding any other provision of the Charter, the Board may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

SECTION 5.5  CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified shares of any class or series, the Board by resolution shall:  (a) designate that class or series to distinguish it from all other classes and series of stock of the Company; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.10 and subject to the express terms of any class or series of Stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”).  Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

SECTION 5.6  CHARTER AND BYLAWS.  The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

SECTION 5.7   GENERAL NATURE OF SHARES.  All Shares shall be personal property entitling the Stockholders only to those rights provided in the Charter, the MGCL or the resolution creating any class or series of Shares.  The legal ownership of the Company’s assets and the right to conduct the business of the Company are vested exclusively in the

Board; the Stockholders shall have no interest therein other than the beneficial interest in the Company conferred by their Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company’s assets.  The death of a Stockholder shall not terminate the Company or give his or her legal representative any rights against other Stockholders, the Board, the Company or the Company’s assets, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Shares.  Holders of Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company that the Company may at any time issue or sell.

SECTION 5.8   NO ISSUANCE OF SHARE CERTIFICATES.  Until Listing, the Company shall not issue share certificates except to Stockholders who make a written request to the Company.  A Stockholder’s investment shall be recorded on the books of the Company.  To transfer his or her Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request.  Such transfer will also be recorded on the books of the Company.  Upon issuance or transfer of Shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, as required by the Bylaws and the MGCL or other applicable law.

SECTION 5.9   [Reserved.]~~SUITABILITY OF STOCKHOLDERS.~~

~~Until Listing, the following provisions shall apply:~~

~~(i)            INVESTOR SUITABILITY STANDARDS.  Subject to suitability standards established by individual states, to become a Stockholder in the Company, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

~~(a)         that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $45,000 and a net worth (excluding home, furnishings and automobiles) of not less than $45,000; or~~

~~(b)         that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $150,000.~~

~~(ii)           DETERMINATION OF SUITABILITY OF SALE.  The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Stockholder.  In making this determination, the Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder:  (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.~~

                ~~The Sponsor or each Person selling shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder.  Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

                ~~The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder.  The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.~~

                ~~The Sponsor and the Company may each rely, for satisfaction of its obligations under this Section 5.9(ii) upon the Person directly selling such Shares if that Person is an NASD member broker dealer or a registered investment advisor who has entered into a selling agreement with the Sponsor or the Company or their Affiliates.~~

~~(iii)          MINIMUM INVESTMENT AND TRANSFER.  Subject to certain individual state requirements, no sale or transfer of Shares will be permitted of less than 200 Shares ($2,000), and a Stockholder shall not transfer, fractionalize or subdivide such Shares so as to retain less than such minimum number thereof.~~

SECTION 5.10  RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)                                     DEFINITIONS.  For purposes of Section 5.10, the following terms shall have the following meanings:

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section 5.10(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CODE” means the Internal Revenue Code of 1986, as amended from time to time.

“COMMON SHARE OWNERSHIP LIMIT” means not more than 9.8% percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares of the Company, subject to adjustment pursuant to Section 5.10(ii)(h) (but not more than 9.9% percent of the aggregate of the outstanding Common Shares of the Company, as so adjusted).

“CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by this Charter (including pursuant to Section 5.3(iv) hereof) or by the Board pursuant to Section 5.10(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.10(ii)(g), and subject to adjustment pursuant to Section 5.10(ii)(h), the percentage limit established by the Board pursuant to Section 5.10(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date or, in the event that no Closing Price is available for such Shares, the fair market value of the Shares, as determined in good faith by the Board.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

“PREFERRED SHARE OWNERSHIP LIMIT” means not more than 9.8% percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Preferred Shares of the Company, subject to adjustment pursuant to Section 5.10(ii)(h) (but not more than 9.9% percent of the aggregate of the outstanding Preferred Shares of the Company, as so adjusted).

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.10(ii)(a), would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day after the Commencement of the Initial Public Offering on which the Company determines pursuant to Section 7.2(ii) of the Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section 5.10(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)                                  SHARES.

(a)                            OWNERSHIP LIMITATIONS.  During the period commencing on the date of the Company’s qualification as a REIT and prior to the Restriction Termination Date, but subject to Section 5.11 hereof:

(I)                              BASIC RESTRICTIONS.

(A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Preferred Shares in excess of the Preferred Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B) No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C) Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(II)                          TRANSFER IN TRUST.  If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 5.10(ii)(a)(I)(A) or (B),

(A)  then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 5.10(ii)(a)(I)(A) or (B) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.10(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(B) if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 5.10(ii)(a)(I)(A) or (B), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 5.10(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)                           REMEDIES FOR BREACH.  If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event that has purported to have taken place that would result in a violation of Section 5.10(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 5.10(ii)(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.10(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c)                            NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 5.10(ii)(a)(I) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section 5.10(ii)(a)(II) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d)                           OWNERS REQUIRED TO PROVIDE INFORMATION.  From the Commencement of the Initial Public Offering and prior to the Restriction Termination Date:

(I)                              every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held.  Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Common Share Ownership Limit and Preferred Share Ownership Limit; and

(II)                          each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)                            REMEDIES NOT LIMITED.  Subject to Section 7.2(ii) of the Charter, nothing contained in this Section 5.10(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f)                              AMBIGUITY.  In the case of an ambiguity in the application of any of the provisions of this Section 5.10(ii), Section 5.10(iii), or any definition contained in Section 5.10(i), the Board shall have the power to determine the application of the provisions of this Section 5.10(ii) or Section 5.10(iii) or any such definition with respect to any situation based on the facts known to it.  In the event Section 5.10(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5.10.

(g)                           EXCEPTIONS.

(I)                              Subject to Section 5.10(ii)(a)(I)(B), the Board, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Common Share Ownership Limit and the Preferred Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(A) the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such Shares will violate Section 5.10(ii)(a)(I)(B);

(B) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.10(ii)(a) through Section 5.10(ii)(f)) will result in such Shares being automatically transferred to a Trust in accordance with Section 5.10(ii)(A)(II) and Section 5.10(iii).

(II)                          Prior to granting any exception pursuant to Section 5.10(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)                      Subject to Section 5.10(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Common Share Ownership Limit, the Preferred Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such Offering or private placement.

(IV)                      The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit or the Preferred Share Ownership Limit.

(h)                           INCREASE IN COMMON SHARE OWNERSHIP LIMIT AND PREFERRED SHARE OWNERSHIP LIMIT.  The Board may from time to time increase the Common Share Ownership Limit and the Preferred Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Preferred Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Preferred Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Preferred Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Preferred Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Preferred Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Preferred Share Ownership Limit may not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.

(i)                               NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER.  Upon issuance or transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The securities of Behringer Harvard Opportunity REIT I, Inc. are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended.  Subject to certain further restrictions and except as expressly provided in this Charter, (i) no Person may Beneficially or Constructively Own Common Shares of the Company in excess of 9.8 percent (in value or number of shares) of the outstanding Common Shares of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Preferred Shares of the Company in excess of 9.8 percent (in value or number of shares) of the outstanding Preferred Shares of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in the Shares of the Company being owned by fewer than 100 Persons.  Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares that cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company.  If any of the restrictions on transfer or ownership are or would be violated, the Shares will be deemed to have automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries upon such transfer.  In addition, the Company may redeem Shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above.  Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.  All capitalized terms in this notice have the meanings defined in the charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Company on request and without charge.

(iii)          TRANSFER OF SHARES IN TRUST.

(a)                            OWNERSHIP IN TRUST.  Upon any purported Transfer or other event described in Section 5.10(ii)(a)(II) that would result in a transfer of Shares to a Trust, such Shares shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 5.10(ii)(a)(II).  The Trustee shall be appointed by the

Company and shall be a Person unaffiliated with the Company and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.10(iii)(f).

(b)                           STATUS OF SHARES HELD BY THE TRUSTEE.  Shares held by the Trustee shall be issued and outstanding Shares of the Company.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c)                            DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Section 5.10, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

(d)                           SALE OF SHARES BY TRUSTEE.  Within 20 days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee of the Trust shall sell the Shares held in the Trust to a person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 5.10(ii)(a)(I).  Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.10(iii)(d).  The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per Share received by the Trustee from the sale or other disposition of the Shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.10(iii)(c).  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Company that Shares have been transferred to the Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.10, such excess shall be paid to the Trustee upon demand.

(e)                            PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.   Shares transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer.  The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.10(iii)(c).  The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.  The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 5.10(iii)(d).  Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)                              DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section 5.10(ii)(a)(I) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 5.11   SETTLEMENTS.  Nothing in Section 5.10 shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the NYSE or other national securities exchange or automated inter-dealer quotation system on which the Common Shares are Listed.  The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections 5.10, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section 5.10.

SECTION 5.12  SEVERABILITY.  If any provision of Section 5.10 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.10 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 5.13  ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.10.

SECTION 5.14  NON-WAIVER.  No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION 5.15  REPURCHASE OF SHARES.  The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Company.  The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Company.

SECTION 5.16  DISTRIBUTION REINVESTMENT PLANS.  The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”).  Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.

ARTICLE VI

BOARD OF DIRECTORS

SECTION 6.1   NUMBER OF DIRECTORS.  The stated number of Directors of the Company shall be five (5), which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that such number shall be not fewer than three (3) and not more than fifteen (15), subject to increase or decrease by the affirmative vote of 80% of the members then serving on the Board; provided, however, that there may be fewer than three (3) directors at any time the Company has only one (1) holder of record of its Common Shares.  A majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director.  Any vacancies, including those which arise by reason of an increase in the number of Directors, will be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum.  Independent Directors shall nominate replacements for vacancies in the Independent Director positions.  No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Shares issued by the Company.  For the purposes of voting for Directors, each Share of stock may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted.  Cumulative voting for Directors is prohibited.

The ~~name~~names of the ~~initial Director~~Directors currently in office, who shall serve on the Board until the next annual meeting of the Stockholders and until ~~his successor is~~their successors are duly elected and qualified, subject to the filling of vacancies or an increase in the number of Directors prior to the next annual meeting of the Stockholders, ~~is~~are:

Robert M. Behringer
Robert S. Aisner
Barbara C. Bufkin
Steven J. Kaplan
Terry L. Gage

SECTION 6.2                     EXPERIENCE.  Each Director, other than Independent Directors, shall have at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company.  At least one of the Independent Directors shall have three (3) years of relevant real estate experience.

SECTION 6.3                     COMMITTEES.  Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.

SECTION 6.4                     TERM.  Except as may otherwise be provided in the terms of any Preferred Shares issued by the Company, each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies.  Directors may be elected to an unlimited number of successive terms.

SECTION 6.5                     FIDUCIARY OBLIGATIONS.  The Directors and the Advisor serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company, including, with respect to the Directors, a specific fiduciary duty to supervise the relationship of the Company with the Advisor.

SECTION 6.6                     RESIGNATION, REMOVAL OR DEATH.  Any Director may resign by written notice to the Board, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.

SECTION 6.7                     RIGHTS OF OBJECTING STOCKHOLDERS.  Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions or all transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

ARTICLE VII

POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1                     GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board, and the Board shall have full, exclusive and absolute power, control and authority over the Company’s assets and over the business of the Company as if it, in its own right, was the sole owner thereof, except as otherwise limited by the Charter.  In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out.  The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company.  The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board.  Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive.  The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 7.2     SPECIFIC POWERS AND AUTHORITY.  Subject only to the express limitations set forth herein, and in addition to all other powers and authority conferred by the Charter by law, the Board, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

(i)                                     INVESTMENTS. Subject to Article IX and Section 12.6 hereof, the Board shall have the power and authority to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Board may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Board shall take such actions as it deems necessary and desirable to comply with any requirements of the MGCL relating to the types of assets held by the Company.

(ii)                                  REIT QUALIFICATION. The Board shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the REIT Provisions of the Code, unless the Board, in its sole discretion, determines at any time, due to changes in tax legislation or otherwise, that qualification as a REIT is not in the best interests of the Company. Following such REIT qualification, the Board shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board determines that it no longer is in the best interests of the Company to qualify as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation set forth in this Charter which is intended to preserve the status of the Company as a REIT, including, without limitation, the restrictions and limitations on stock ownership and transfers in Section 5.10 hereof, is no longer required for REIT qualification and may waive compliance with any such restriction or limitation.

(iii)                               SALE, DISPOSITION AND USE OF COMPANY ASSETS. Subject to Article IX and Sections 12.6 and 13.3 hereof, the Board shall have the power and authority to (A) sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or any Director) any or all of the Company’s assets, (B) dispose of any or all of the Company’s assets by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Board by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as it deems appropriate, (C) give consents and make contracts relating to the Company’s assets and their use or other property or matters, (D) develop, improve, manage, use, alter or otherwise deal with the Company’s assets, and (E) rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

(iv)                              FINANCINGS. The Board shall have the power and authority to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) may have such provisions as the Board may determine; to reacquire such Securities to (A) enter into other contracts or obligations on behalf of the Company; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person and (B) mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company; provided, however, that the Company’s Leverage shall be limited by the provisions of Section 9.4(viii) hereof.

(v)                                LENDING.  Subject to all applicable limitations in the Charter, the Board shall have the power and authority to lend money or other assets of the Company on such terms, for such purposes and to such Persons as it may determine.

(vi)                              ISSUANCE OF SECURITIES.  Subject to the provisions of Article V hereof, the Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or other Securities, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

(vii)                           EXPENSES AND TAXES.  The Board shall have the power and authority (A) to pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Board, for carrying out the purposes of the Charter and conducting the business of the Company, including (1) compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company and (2) any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company’s assets or the Directors in connection therewith and (B) to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

(viii)                        COLLECTION AND ENFORCEMENT.  The Board shall have the power and authority to collect, sue for and receive money or other property due to the Company; to consent to extensions of time for the payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company’s assets or the Company’s affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

(ix)                                DEPOSITS.  The Board shall have the power and authority to deposit funds or Securities constituting part of the Company’s assets in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Board may determine.

(x)                                   ALLOCATION; ACCOUNTS.  The Board shall have the power and authority to determine whether moneys, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in its discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any of the Company’s assets in such amounts and by such methods as it determines constitute net earnings, profits or surplus in their discretion; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders’ equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

(xi)                                VALUATION OF ASSETS.  The Board shall have the power and authority to determine the value of all or any part of the Company’s assets and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company’s assets, all in accordance with such appraisals or other information as are reasonable and necessary, in its sole judgment.

(xii)                             OWNERSHIP AND VOTING POWERS.  The Board shall have the power and authority to exercise all of the rights, powers, options and privileges pertaining to the ownership of any of the Company’s assets to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

(xiii)                          OFFICERS, ETC.; DELEGATION OF POWERS.  The Board shall have the power and authority to elect, appoint or employ such officers for the Company and such committees of the Board with such powers and duties as the Board may determine, the Company’s Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 12.6 hereof, any Director and any Person who is an Affiliate of any Director) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Board may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of the Board or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Board or as their attorneys or otherwise, as the Board may determine; and to establish such committees as it deems appropriate.

(xiv)                         ASSOCIATIONS.  Subject to Section 12.6 hereof, the Board shall have the power and authority to cause the Company to enter into Joint Ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

(xv)                            REORGANIZATIONS, ETC.  Subject to Sections 13.2 and 13.3 hereof, the Board shall have the power and authority to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company’s assets, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Board deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company’s assets to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, securities or any other interests.

(xvi)                         INSURANCE.  The Board shall have the power and authority to purchase and pay for out of the Company’s assets insurance policies insuring the Stockholders, Company and the Company’s assets against any and all risks, and insuring the Directors, officers, Advisors and Affiliates of the Company, individually (each an “Insured”) against all claims and liabilities of every nature arising by reason of each ~~such insured~~Insured holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability~~, provided that such insurance be limited to the indemnification permitted by Section 12.3 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws~~.  Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers’ compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company.  The Board’s power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws ~~and the NASAA REIT Guidelines~~.

(xvii)                      DISTRIBUTIONS.  The Board shall have the power and authority to authorize dividends for declaration and payment by the Company or other Distributions to Stockholders, subject to the provisions of Section 5.2 hereof.

(xviii)                   DISCONTINUE OPERATIONS; BANKRUPTCY.  The Board shall have the power and authority to discontinue the operations of the Company (subject to Section 13.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; to confess judgment against the Company (as hereinafter defined); or to take such other action with respect to indebtedness or other obligations of the Directors, the Company’s assets or the Company as the Board, in such capacity, and in its discretion may determine.

(xix)                           FISCAL YEAR.  Subject to the Code, the Board shall have the power and authority to adopt, and from time to time to change, the fiscal year for the Company.

(xx)                              SEAL.  The Board shall have the power and authority to adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

(xxi)                           BYLAWS.  The Board shall have the exclusive power and authority to adopt, implement and from time to time alter, amend or repeal the Bylaws.

(xxii)                        LISTING SHARES.  The Board shall have the power and authority to cause the Listing of the Shares at any time after completion of the Initial Public Offering but in no event shall such Listing occur more than six (6) years after the Termination of the Initial Public Offering unless a majority of the Board and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing with any such extension or subsequent extension subject to the Board’s power to extend such date.

(xxiii)                     FURTHER POWERS.  The Board shall have the power and authority to do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers that it deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, even if such powers are not specifically provided hereby.

SECTION 7.3     DETERMINATION BY BOARD OF BEST INTEREST OF COMPANY.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board consistent with the Charter, shall be final and conclusive and shall be binding upon the Company and every holder of its Stock:  the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Stock or the payment of other Distributions on its Stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have  been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or of any Shares; the number of Shares of any class; any matter relating to the acquisition, holding and disposition of any assets by the Company; any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board.

ARTICLE VIII

ADVISOR

SECTION 8.1     APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR.  The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company.  However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable.  The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained.  The Board shall require that the initial Advisor or its Affiliate make an initial investment of at least $200,000 in the Company.  The Advisor or any such Affiliate may not sell this initial investment while the Advisor remains a Sponsor but may transfer the initial investment to other Affiliates.

SECTION 8.2     SUPERVISION OF ADVISOR.  The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board.  The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board.  The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled.  The Independent Directors are responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs.  Each such determination shall be reflected in the minutes of the meetings of the Board.  In addition, from time to time, but not less often than annually, a majority of the Independent Directors and a majority of Directors not otherwise interested in the transaction must approve each transaction with the Advisor or its Affiliates.  The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out.  Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account.  The Independent Directors may also consider all other factors that it deems relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board.  The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

SECTION 8.3     FIDUCIARY OBLIGATIONS.  The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.

SECTION 8.4     AFFILIATION AND FUNCTIONS.  The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

SECTION 8.5     TERMINATION.  Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function.

SECTION 8.6     DISPOSITION FEE ON SALE OF PROPERTY.  The Company may pay the Advisor a real estate disposition fee upon Sale of one or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of the brokerage commission paid or, if no such commission is paid, the amount of such a commission that customarily would be paid for the purchase and sale of Property that is reasonable, customary, and competitive in light of the size, type and location of the Property (as determined by the Board, including a majority of the Independent Directors), or (ii) three percent (3%) of the sales price of such Property or Properties, and in the case of any Asset other than Property, three percent (3%) of the sales price of such Asset or Assets.  Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties or Asset or Assets, as determined by a majority of the Independent Directors.  In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such Property or Properties or Asset or Assets.

SECTION 8.7     INCENTIVE FEES.  The Company may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable.  Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to 6% of the Invested Capital per annum cumulative.  In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company assets by each respective Advisor or any Affiliate.

SECTION 8.8     ORGANIZATION AND OFFERING EXPENSES LIMITATION.  The Company shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of each Offering.

SECTION 8.9     ACQUISITION FEES.  The Company may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to 6% of the Contract Purchase Price, or, in the case of a Mortgage, 6% of the funds advanced, provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 8.10   REIMBURSEMENT FOR TOTAL OPERATING EXPENSES.  The Company may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however that the Company shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year.  The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Company for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board.  In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Company the amount by which the expenses exceeded the 2%/25% Guidelines.

SECTION 8.11   REIMBURSEMENT LIMITATION.  The Company shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.

ARTICLE IX

INVESTMENT OBJECTIVES AND LIMITATIONS

SECTION 9.1     INVESTMENT OBJECTIVES.  The Company’s primary investment objectives are: (i) to realize growth in the value of the Assets to enhance the value received upon the ultimate sale of the Assets or the Listing of the Shares; (ii) to preserve, protect and return (through the ultimate sale of the Assets or the Listing of the Shares) the Invested Capital of the Stockholders; (iii) to grow net cash available from operations such that cash is available for Distribution; and (iv) to provide Stockholders with liquidity of their investment within six (6) years after the Termination of the Initial Public Offering through either (a) the Listing of the Shares, or (b) if Listing does not occur within six (6) years following the Termination of the Initial Public Offering, the dissolution of the Company and orderly liquidation of its assets unless a majority of the Board and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing and dissolution with any such extension or subsequent extension subject to the Board’s power to extend such date.  The sheltering from tax of income from other sources is not an objective of the Company.  Subject to the restrictions set forth herein, the Board will use its best efforts to conduct the affairs of the Company in such a manner as to continue to qualify the Company for the tax treatment provided in the REIT Provisions of the Code unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company; provided, however, that no Director, officer, employee or agent of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Code, ~~except to the extent~~as provided in Section 12.2 hereof.

SECTION 9.2     REVIEW OF OBJECTIVES.  The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its Stockholders.  Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

SECTION 9.3     CERTAIN PERMITTED INVESTMENTS.

(i)                                     The Company may invest in Assets, as defined in Article IV hereof.

(ii)                                  The Company may invest in Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.

(iii)                               Subject to any limitations in Section 9.4, the Company may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.

SECTION 9.4     INVESTMENT LIMITATIONS.  In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:

(i)                                     Not more than 10% of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(ii)                                  The Company shall not invest in commodities or commodity future contracts.  This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in real estate assets and mortgages.

(iii)                               The Company shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency.  In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser.  Such appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any Stockholder.  In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(iv)                              The Company shall not make or invest in any Mortgage, including a construction loan, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless substantial justification exists as determined by the Board, including a majority of the Independent Directors.  For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.

(v)                                 The Company shall not invest in indebtedness secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Company.

(vi)                              The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any redemption plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public.  Options or warrants may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant.  Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Shares on the date of grant.  The voting rights per share of Shares of the Company (other than the publicly held Shares of the Company) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of the publicly held Shares as the consideration paid to the Company for each privately offered Share of the Company bears to the book value of each outstanding publicly held Share.

(vii)                           A majority of the Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset.  If a majority of the Independent Directors determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by the Independent Directors.

(viii)                        The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly.  The maximum amount of such Leverage shall not exceed three hundred percent (300%) of the Net Assets as of the date of any borrowing.  Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such 300% level is approved by a majority of the Independent Directors.  Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Company following such borrowing, along with justification for such excess.

(ix)                                The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

(x)                                   The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.

(xi)                                The Company shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

ARTICLE X

CONFLICTS OF INTEREST

SECTION 10.1   SALES AND LEASES TO COMPANY.  The Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable.  In no event shall the purchase price of any Property to the Company exceed its current appraised value.

SECTION 10.2   SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES.  An Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

SECTION 10.3   OTHER TRANSACTIONS.

(i)                                     No goods or services will be provided by the Advisor or its Affiliates to the Company unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

(ii)                                  The Company shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof except Mortgages pursuant to Section 9.4(iii) hereof or loans to wholly owned subsidiaries of the Company.  The Sponsor, Advisor, Directors and any Affiliates thereof shall not make loans to the Company, or to joint ventures in which the Company is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

SECTION 10.4   CONFLICT RESOLUTION PROCEDURES.  In the event that an investment opportunity becomes available that is suitable for both the Company and a public or private entity with which the Advisor or its Affiliates are affiliated, for which both entities have sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity.  In determining whether or not an investment opportunity is suitable for more than one entity, the Board and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the acquisition both on diversification of each entity’s investments by type of property and geographic area and on diversification of the tenants of its properties, the policy of each entity relating to leverage of properties, the anticipated cash flow of each entity, the income tax effects of the purchase to each entity, the size of the investment and the amount of funds available to each program and the length of time such funds have been available for investment.  If a subsequent development, such as a delay in the closing of the acquisition of such investment or a delay in the construction of a property, causes any such investment, in the opinion of the Board and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, the Advisor may determine that the other entity affiliated with the Advisors or its Affiliates will make the investment.  It shall be the duty of the Board, including the Independent Directors, to ensure that the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of Assets is applied fairly to the Company.

ARTICLE XI

STOCKHOLDERS

SECTION 11.1  MEETINGS OF STOCKHOLDERS.  There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted.  The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Company’s annual report to Stockholders but not less than thirty (30) days after delivery of such report.  A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors.  A quorum shall be fifty percent (50%) of the then outstanding Shares.  Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by an officer of the Company upon written request of Stockholders holding in the aggregate not less than ten percent (10%) of the outstanding Shares entitled to be voted on any issue proposed to be considered at any such special meeting.  Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice.  If the meeting is called by written request of Stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders.  If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors.  Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

SECTION 11.2  VOTING RIGHTS OF STOCKHOLDERS.  Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 6.4 and 6.6 hereof; (b) amendment of the Charter~~, without the necessity for concurrence by the Board,~~ as provided in Section 13.1 hereof; (c) reorganization of the Company as provided in Section 13.2 hereof; (d) merger, consolidation or sale or other disposition of all or substantially all of the Company’s assets, as provided in Section 13.3 hereof; (e) dissolution of the Company~~, without the necessity for concurrence by the Board,~~ as provided in Section 14.1; and (f) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and declaring that the matter be submitted to the Stockholders for approval or ratification.  Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board.

SECTION 11.3  VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES.  With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them.  In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

SECTION 11.4  RIGHT OF INSPECTION.  ~~Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge.  Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~ Any Stockholder or agent thereof may inspect and copy during usual business hours any of the following corporate documents:  (i) the Bylaws; (ii) minutes of the proceedings of the Stockholders; (iii) annual statements of affairs; and (iv) voting trust agreements on file at the Company’s principal office.  In addition, any Stockholder may present to any officer or resident agent of the Company a written request for a statement showing all Securities issued by the Company during a specified period of not more than twelve months before the date of the request.  Within 20 days after such request is made, the Company shall prepare and have available on file at its principal office a sworn statement of its president or treasurer or one of its vice-presidents or assistant treasurers which states:  (i) the number of Shares or amounts of each class of Shares or other Securities issued during the specified period; (ii) the consideration received per Share or other Security, which may be aggregated as to all issuances for the same consideration per Share or other Security; and (iii) the value of any consideration other than money as set in a resolution of the Board of Directors.

SECTION 11.5  ACCESS TO STOCKHOLDER LIST.  ~~An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder.  The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein.  A copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of receipt by the Company of the request.  The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type).  The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request.  A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.~~

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect.  It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company.  The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company.  The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~ One or more Persons who together are and for at least six months have been Stockholders of record of at least five percent of the outstanding Shares of any class of the Company may (i) in person or by agent, on written request, inspect and copy during usual business hours the Company’s books of account and its stock ledger, (ii) present to any officer or resident agent of the Company a written request for a statement of its affairs and (iii) in the event the Company does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the Company a written request for a list of Stockholders.  Within 20 days after such request for information is made, the Company shall prepare and have available on file at its principal office (x) in the case of a request for a statement of affairs, a statement verified under oath by its president or treasurer or one of its vice-presidents or assistant treasurers which sets forth in reasonable detail the Company’s assets and liabilities as of a reasonably current date and (y) in the case of a request for a list of Stockholders, a list verified under oath by one of its officers or its stock transfer agent or registrar which sets forth the name and address of each Stockholder and the number of Shares of each class which the Stockholder holds.

SECTION 11.6  REPORTS.  The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

SECTION 11.7  PROXY TO LIQUIDATE.  At any time after six (6) years following the Termination of the Offering, if the Company is not then in the process of Listing or making an orderly dissolution, upon receipt by the Secretary of the Company of written requests from Stockholders holding ten percent (10%) or more of the outstanding Common Shares (the “Proxy Request”) directing that the Company formally proxy the Stockholders holding Shares entitled to vote thereon to determine whether the Company should be dissolved (the “Proxy to Liquidate”), the Company shall send a Proxy to Liquidate to each Stockholder holding Shares entitled to vote thereon within sixty (60) days of receipt of the Proxy Request, or as soon as reasonably practicable thereafter following the receipt of independent appraisals of the Company’s Assets, which the Company shall obtain as part of this proxy process, and the filing and review of such Proxy to Liquidate by the Securities and Exchange Commission.  The Company shall not be required to send Proxies to Liquidate to Stockholders holding Shares entitled to vote thereon more frequently than once during every two (2) year period.  To insure that Stockholders are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Stockholder holding Shares entitled to vote thereon shall include financial information setting forth per Share pro forma tax and financial projections that assume that all of the Company’s Assets will be sold immediately at prices consistent with their appraised values, or such other information as the Company deems appropriate and informative, provided in all such cases that the furnishing of such information to Stockholders shall not contravene applicable law or applicable rules and regulations of the Securities and Exchange Commission regarding the solicitation of proxies.  The Proxy to Liquidate shall contain a forty-five (45) day voting deadline or set a meeting of the Stockholders holding Shares entitled to vote thereon no earlier than forty-five (45) days after notice thereof, and the actual voting results shall be tabulated by the Company’s independent accountants who will receive the votes directly from the Stockholders holding Shares entitled to vote thereon.  The Company shall disclose the complete voting results for the Proxy to Liquidate in the Company’s next annual or quarterly report on Form 10-K or 10-Q sent to the Stockholders for the period following the date on which voting was completed.  If a majority vote of the Stockholders holding Shares entitled to vote thereon is cast in favor of the dissolution of the Company, the Assets of the Company shall be fully liquidated within thirty (30) months from the close of the voting deadline applicable to the Proxy to Liquidate.  Under no circumstances, however, shall the Board direct the Partnership to make distributions “in kind” of any Assets to the Stockholders under any dissolution conducted pursuant to this Section.

ARTICLE XII

LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES;
TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

SECTION 12.1  LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of his being a Stockholder.

SECTION 12.2  LIMITATION OF DIRECTOR AND OFFICER LIABILITY.  ~~Subject to the provisions of Section 12.3 hereof or the limitations of any applicable provisions under Maryland law, no~~To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or its Stockholders for money damages~~.  Without limiting the generality of the foregoing, and pursuant to Section 12.3 hereof, the Company shall not hold harmless a Director, Advisor or Affiliate of the Company against losses or liabilities incurred by such Director, Advisor or Affiliate in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity unless the Director, Advisor or Affiliate has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.  Further, the Company shall not hold harmless a Director, Advisor or Affiliate if: (a) in the case of a Director (who is not an Independent Director), Advisor or Affiliate, the loss or liability was the result of negligence or misconduct by the Director, Advisor or Affiliate, or (b) in the case of a Director who is an Independent Director, the loss or liability was the result of gross negligence or willful misconduct by the Director~~.  Neither the amendment nor repeal of this Section 12.2, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2, shall apply to or affect in any respect the applicability of the provisions of this Section 12.2 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 12.3  INDEMNIFICATION~~.~~  AND ADVANCE OF EXPENSES.  To the maximum extent permitted by Maryland law in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (b) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity and (c) the Advisor and any Affiliate of the Advisor.  The Company may, with the approval of its Board, provide such indemnification and advance for expenses to an individual who served a predecessor of the Company in any of the capacities described in (a), (b) or (c) above and to any employee or agent of the Company or a predecessor of the Company.  The indemnification and payment or reimbursement of expenses provided in this Section 12.3 shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.  Neither the amendment nor repeal of this Section 12.3, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.3, shall apply to or affect in any respect the applicability of the provisions of this Section 12.3 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

~~(i)            The Company shall indemnify and hold harmless a Director, officer, employee, agent, Advisor or Affiliate (the “Indemnitee”) against any or all losses or liabilities reasonably incurred by the Indemnitee in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.  The Company shall not indemnify or hold harmless the Indemnitee if: (a) in the case that the Indemnitee is a Director (other than an Independent Director), an Advisor or an Affiliate, the loss or liability was the result of negligence or misconduct by the Indemnitee, or (b) in the case that the Indemnitee is an Independent Director, the loss or liability was the result of gross negligence or willful misconduct by the Indemnitee.  Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from the Stockholders.~~

~~(ii)           The Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~(iii)          Notwithstanding anything to the contrary contained in the provisions of subsection (i) and (ii) above of this Section, the Company shall not indemnify or hold harmless an Indemnitee if it is established that: (a) the act or omission was material to the loss or liability and was committed in bad faith or was the result of active and deliberate dishonesty, (b) the Indemnitee actually received an improper personal benefit in money, property or services, (c) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful, or (d) in a proceeding by or in the right of the Company, the Indemnitee shall have been adjudged to be liable to the Company.~~

~~(iv)          The Board may take such action as is necessary to carry out this Section 12.3 and is expressly empowered to adopt, approve and amend from time to time Bylaws, resolutions or contracts implementing such provisions.  No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

SECTION 12.4  [Reserved.] ~~PAYMENT OF EXPENSES.  The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied:  (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder~~

~~of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.  Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e) of the MGCL or any successor statute.~~

SECTION 12.5  EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS.  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument.  The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

SECTION 12.6  TRANSACTIONS WITH AFFILIATES.  The Company shall not engage in transactions with the Advisor, the Sponsor, a Director or any of the Company’s Affiliates, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors (including a majority of the Independent Directors) not Affiliated with the Person who is party to the transaction and:

(i)                                     The transaction is fair and reasonable to the Company.

(ii)                                  The terms and conditions of such transaction are not less favorable to the Company than those available from unaffiliated third parties.

(iii)                               If an acquisition is involved, the total consideration is not in excess of the appraised value of the Property being acquired, as determined by an Independent Appraiser.

ARTICLE XIII

AMENDMENT; REORGANIZATION; MERGER, ETC.

SECTION 13.1  AMENDMENT.  The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock.  All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation.  Except as otherwise provided in the Charter, and to the extent otherwise permitted by Maryland law, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (2) any amendment to Article IX, Article X, Article XII, Article XIV, Sections 6.2, 6.5, 6.6, 13.2 and 13.3 hereof and this Section 13.1 (or any other amendment of the Charter that would have the effect of amending such sections).

SECTION 13.2  REORGANIZATION.  Subject to the provisions of any class or series of Shares at the time outstanding, the Board shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over all or substantially all of the Company’s assets and to carry on the affairs of the Company, or (ii) to merge the Company into, or sell, convey and transfer all or substantially all of the Company’s assets to any such corporation, association, trust or organization in exchange for securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above, terminate the Company and deliver such securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that, except as permitted by law, any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.

SECTION 13.3 MERGER, CONSOLIDATION OR SALE OF COMPANY ASSETS.  Subject to the provisions of any class or series of Shares then outstanding, the Board shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company’s assets; or (iv) dissolve or liquidate the Company, other than before the initial investment in Assets; provided, however, that, except as permitted by law, such action shall have been approved, at a meeting of the

Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.  Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Appraiser.  The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction.  The appraisal shall assume an orderly liquidation of the assets over a 12-month period.  The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders.  A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction.  In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

(i)                                     accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(ii)                                  one of the following:

(a) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

(b) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.

The Company is prohibited from participating in any proposed Roll-Up Transaction:

(i)                                     that would result in the Stockholders having voting rights in a Roll-Up Entity that are less than the rights provided for in ~~Sections 11 and 12.1~~Section 11.2 hereof;

(ii)                                  that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(iii)                               in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections ~~11.5~~11.4 and ~~11.6~~11.5 hereof; or

(iv)                              in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.

ARTICLE XIV

DURATION OF COMPANY

SECTION 14.1  DISSOLUTION UPON FAILURE TO OBTAIN LISTING.  In the event that either (i) Listing does not occur on or before the sixth anniversary of the Termination of the Initial Public Offering (unless a majority of the Board and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing and the Company’s dissolution) or (ii) the Stockholders holding a majority of the outstanding Shares entitled to vote thereon approve the dissolution of the Company, the Company shall immediately thereafter undertake an orderly liquidation and Sale of the Company’s assets and will distribute any Net Sales Proceeds therefrom to Stockholders, following which the Company shall terminate and dissolve. In the event that Listing occurs on or before such date, the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

ARTICLE XV

MISCELLANEOUS

SECTION 15.1  GOVERNING LAW.  ~~These Articles of Incorporation are~~This Charter is executed ~~by the incorporator named above~~ and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

SECTION 15.2  RELIANCE BY THIRD PARTIES.  Any certificate shall be final and conclusive as to any persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which this Charter may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Board or Stockholders; (iv) a copy of the Charter or of the Bylaws as a true and complete copy as then in force; (v) an amendment to this Charter; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts that relate to the affairs of the Company.  No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Board or by any duly authorized officer, employee or agent of the Company.

SECTION 15.3  PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

(i)                                     The provisions of this Charter are severable, and if the Board shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this Charter, even without any amendment of this Charter pursuant to Section 13.1 hereof; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of this Charter or render invalid or improper any action taken or omitted prior to such determination.  No Director shall be liable for making or failing to make such a determination.

(ii)                                  If any provision of this Charter shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Charter in any jurisdiction.

SECTION 15.4  CONSTRUCTION.  In this Charter, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Charter. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the MGCL.

SECTION 15.5  RECORDATION.  ~~These Articles of Incorporation and any amendment hereto~~This Charter shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Board deem appropriate, but failure to file for record ~~these Articles of Incorporation or any amendment hereto~~this Charter in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of ~~these Articles of Incorporation or any amendment hereto~~this Charter.  Any restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

THIRD:  The Second Articles of Amendment and Restatement of the Charter as hereinabove set forth were duly adopted and advised by the Board of Directors of the Company at a meeting held on ~~September 2, 2005~~March 28, 2008 and approved by the ~~written consent of the sole stockholder~~stockholders of the Company ~~dated September 2, 2005~~at a meeting held on June 23, 2008 as required by the MGCL.

FOURTH:  The current address of the principal office of the Company in the state of Maryland is as set forth in Article III of the foregoing Second Articles of Amendment and Restatement of the Charter.

FIFTH:  The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing Second Articles of Amendment and Restatement of the Charter.

SIXTH:  As of the date of the filing of the foregoing Second Articles of Amendment and Restatement of the Charter, the number of directors of the Company is ~~three~~five, and the names of the directors are:

Robert M. Behringer
Robert S. Aisner
Barbara C. Bufkin
Steven J. Kaplan
Terry L. Gage ~~Robert J. Chapman~~

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Behringer Harvard Opportunity REIT I, Inc. has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its ~~President~~Chief Executive Officer, and attested by its Secretary, on this ~~6th~~     day of ~~September, 2005.~~                  , 2008.

By:	~~/s/ Robert S. Aisner~~
Robert M. Behringer ~~Robert S. Aisner~~
Chief Executive Officer ~~President~~

ATTEST

By:	~~/s/ Gerald J. Reihsen, III~~
Terri Warren Reynolds ~~Gerald J. Reihsen, III~~
Secretary

THE UNDERSIGNED, ~~President~~Chief Executive Officer of Behringer Harvard Opportunity REIT I, Inc., who executed on behalf of said Company the foregoing Second Articles of Amendment and Restatement, of which this certificate is made a part, hereby acknowledges the foregoing Second Articles of Amendment and Restatement to be the corporate act of said Company and, as to all matters or facts required to be verified under oath, further acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

By:	~~/s/ Robert S. Aisner~~
Robert M. Behringer ~~Robert S. Aisner~~
Chief Executive Officer ~~President~~

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

Behringer Harvard Opportunity REIT I, Inc.

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (the “Company”), hereby appoints Gerald J. Reihsen, III, Gary S. Bresky and M. Jason Mattox, or any one of them, with full power of substitution, to attend the Annual Meeting of Stockholders to be held at the offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas, on June 23, 2008, at 1:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.  When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by an authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE RETURN ONLY THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.  DO NOT RETURN THE PROXY STATEMENT.  IF YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE.

(Continued and to be marked, dated and signed on the other side)

Address Change/Comments (Mark the corresponding box on reverse side)

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

You can authorize a proxy in one of three ways:

1.	Vote by Telephone: Call toll-free 1(866)580-9477 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Vote by Internet at our Internet Address: http://www.eproxy.com/bhop.
Follow the instructions provided there.

or

3.	Vote by Mail: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

The votes entitled to be cast by the Stockholder will be cast as directed by the Stockholder. If this Proxy is executed but no direction is given, the votes entitled to be cast by the Stockholder will be cast “FOR ALL” nominees in Proposal 1 and “FOR” approval of the Second Articles of Amendment and Restatement in Proposal 2. The votes entitled to be cast by the Stockholder will be cast in the

	Mark Here for Address Change or Comments	☐
discretion of the proxy holder on any other matter that may properly come before the meeting or any
adjournment or postponement thereof.	PLEASE SEE REVERSE SIDE

	PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2

1. Election of Directors - nominees	For All	Withhold All	For All Except			For	Against	Abstain
01 Behringer 02 Aisner	☐	☐	☐	2.	Approval of Second Articles of Amendment and Restatement	☐	☐	☐
03 Bufkin 04 Gage 05 Kaplan				3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder

Except the following nominee(s):

Signature	Date
Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope.

Signature if held jointly	Date

Required only if notice has been given to the Secretary of the Company that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners. Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

If you authorize a proxy by Internet or telephone, the named proxies will be authorized to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.eproxy.com/bhop	OR	TELEPHONE 1-866-580-9477
Use the Internet to vote your proxy. Have your proxy card in hand when you access the website.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

THANK YOU FOR VOTING